UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22574

WHITEBOX MUTUAL FUNDS

(exact name of registrant as specified in charter)

3033 Excelsior Boulevard, Suite 300

Minneapolis, MN 55416

(Address of principal executive offices) (Zip code)

Bruce W. Nordin, President

Whitebox Mutual Funds

3033 Excelsior Boulevard, Suite 300

Minneapolis, MN 55416

(Name and address of agent for service)

Registrant’s telephone number, including area code: 612-253-6001

Date of fiscal year end: October 31

Date of reporting period: November 1, 2012 - April 30, 2013

Copies to:

Matthew L. Thompson, Esq.		Peter Fetzer, Esq.
Faegre & Benson LLP		Foley & Lardner LLP
90 South 7th Street, Suite 2200		777 East Wisconsin Avenue
Minneapolis, MN 55402		Milwaukee, WI 53202

Item 1.	Reports to Stockholders.

Whitebox Tactical Opportunities Fund	Shareholder Letter
April 30, 2013 (Unaudited)

Dear Shareholders,

For the fiscal half-year ending April 30, the Whitebox Tactical Opportunities Fund generated a positive return of 5.66 % for the Investor Share Class (WBMAX), 5.73 % for the Advisor Share Class (WBMRX) and 5.83 % for the Institutional Share Class (WBMIX).

The objective of the Tactical Opportunities Fund is to provide investors with a combination of capital appreciation and income that is consistent with prudent investment management.

Fiscal Half-Year Review

As 2012 drew to a close, we saw a significantly increased risk of severe disruptions in both credit and equity markets. We envisioned three possibilities:

1.

Status Quo. Despite low yields and dangerously elevated prices in the bond market, investors, still traumatized by 2008, continue to pursue the appearance of safety in fixed income products. Bond markets remain overbought, money stays cheap, and the economy continues to plough forward. Despite investors’ cautious mood, with equity valuations attractive and dividend yields high, stock prices, especially of the most solid companies, continue to rise moderately to significantly.

2.

The “Great Rotation” Begins. Responding to a growing economy, investors who have moved from stocks to bonds in recent years begin to rotate back into equities. With positive inflows, stocks continue to rise perhaps more strongly than in the first scenario. As the bond market sees outflows, bond prices fall and yields rise in a gradual, orderly way.

3.

Credit Markets Crack, Causing Severe Turbulence. Investors suddenly lose faith in bonds, probably starting with high yields, rates rise swiftly and catastrophically, the resulting contraction disrupts equity markets as well, spurring a severe correction. The future of Treasuries becomes uncertain.

Though we believed scenario three, a credit market collapse, was the least likely, we adjusted our portfolio to be prepared for all three scenarios:

—

We replaced some of our outright stock positions with options positions called straddles, which consist of out-of-the-money puts and calls, on the S&P 500 index and on certain individual stocks. We did this for the same reason that they remain in place: if the market moves swiftly and sharply – up or down – the straddles will likely produce a positive return. In a calm market they will likely expire at a modest cost.

—

We took a significant short position in high-yield bonds. We believed the high-yield market was extremely overpriced, and we think that it continues to be overpriced. Also, historically high-yield bonds have had a high correlation to the stock market. In a crisis with both high-yields and stocks imploding, we believe our high-yield short would partly compensate for declines in our equity portfolio.

We shorted Treasuries, focusing on long-dated bonds. We believed that Treasury yields were unsustainably low. We recognized that in a market crisis, Treasuries might be viewed as a safe haven and yields could fall further. However we believed that with yields already low the risk was limited, and that even a modest rise in yields would be positive for returns. Yields have since risen modestly but we believe they are still low and we remain short.

2	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Shareholder Letter
April 30, 2013 (Unaudited)

Clearly, Scenario #1 is what actually happened, with the result that we slightly underperformed one of our benchmarks, the S&P 500 and significantly outperformed our other benchmark, the Barclay’s U.S. Aggregate Bond Index. By diversifying well beyond a typical “long equities; long bonds” asset allocation strategy, we believe we protected our investors from potential losses in Scenario #3 while being positioned to participate in favorable market developments under the first two scenarios.

Though we reduced our equity exposure during this period, our equity investment themes mostly remained in place:

—	Quality Blue Chips. We were long U.S. companies with strong balance sheets, free cash flow, and the ability to buy back shares at attractive multiples.
—

Financials. We were long the equities of attractively priced large-cap financial companies, several specialty finance firms, and some life insurance companies. We have closed a few positions, but the theme persists in our portfolio.

—

Natural Gas. We were long certain natural gas exploration and production firms. We believed U.S. natural gas was underpriced both in the short term (because new drilling had slowed, predicting tighter-near term supply) and in the long term because we believe gas will continue to replace coal domestically and gas exports will grow. This theme performed well, but we believe there is still significant upside potential in this industry.

—

Large Cap vs. Small Cap. We believed small-cap stocks were systemically overpriced compared to large-cap stocks. We were long large-cap Exchange-Traded Funds, or ETFs, against short individual small-cap positions, supplemented by shorts on small-cap ETFs. This theme was a negative contributor; we believe large and small cap prices are still out of line and we remain in the position.

—

Airlines. We were long selected airline stocks because we believed consolidation and price and capacity discipline would benefit the industry. This theme performed well and we have lightened the position.

—	Short Selected REITS. We continued to be short several selected Real Estate Investment Trusts (REITs).
—	Automotive. We took several long positions on automobile and auto parts companies; we believe strong pent-up demand is favorable for the industry
—

Gold Mining Companies. Late in the period we took long positions in several gold mining firms because we believe the market is not pricing in pending improvements in operational efficiency. This position moved adversely as gold prices fell, but we believe the thesis remains valid.

We expect to maintain varying degrees of exposure to most of these themes for the next several months.

We believe the core of our approach is similar to that of the most successful endowments: innovative asset allocation, the freedom to pursue our best ideas across many markets, and the ability to employ non-traditional strategies to deal with the multiple possibilities of an uncertain future.

Semi-Annual Report | April 30, 2013	3

Whitebox Tactical Opportunities Fund	Shareholder Letter
April 30, 2013 (Unaudited)

Thank you for your continued trust in us. Many years ago, we chose the name “Whitebox” to highlight our culture of transparency and integrity. Through these reports and other communications, we aim to clearly explain how we strive to generate solid returns over time while fighting risk.

Sincerely,

Andrew Redleaf, CEO, Whitebox Advisors, LLC

Bruce Nordin, President, Whitebox Mutual Funds

Bruce Nordin is a Registered Representative of ALPS Distributors, Inc.

ALPS Distributors, Inc. is not affiliated with Whitebox Advisors LLC.

4	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Performance Update
April 30, 2013 (Unaudited)

Average Annual Total Returns (As of April 30, 2013)

	6 Month	1 Year	Since Inception*
Whitebox Tactical Opportunities Fund – Investor Class (NAV)	5.66%	9.49%	14.35%
Whitebox Tactical Opportunities Fund – Investor Class (MOP)	0.90%	4.56%	10.70%
Whitebox Tactical Opportunities Fund – Advisor Class	5.73%	9.56%	14.48%
Whitebox Tactical Opportunities Fund – Institutional Class	5.83%	9.76%	14.70%
Benchmarks
S&P 500® Index	13.13%	14.28%	19.32%
Barclays U.S. Aggregate Bond Index	0.90%	3.68%	4.54%

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Funds redeemed or exchanged within 60 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return.

Updated performance information is available by calling 855.296.2866 or by visiting the Fund’s website at www.whiteboxmutualfunds.com.

* Fund inception date of December 1, 2011.

Performance shown for the Investor Class at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 4.50% Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

The Fund’s investment adviser has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses at no more than 1.60%, 1.60% and 1.35% of the Fund’s Investor Shares, Advisor Shares and Institutional Shares, respectively, exclusive of interest, taxes, dividend expense, borrowing costs, acquired fund fees and expenses, interest expense related to short sales, and extraordinary expenses. Without such waivers and reimbursements, the Fund’s total annual fund operating expenses would be 9.00%, 9.00% and 8.75% of the Fund’s Investor Shares, Advisor Shares and Institutional Shares, respectively. These numbers are from the Fund’s prospectus dated February 28, 2013 and may vary from the expense ratios shown elsewhere in this report, as they are based on a different time period.

Semi-Annual Report | April 30, 2013	5

Whitebox Tactical Opportunities Fund	Performance Update
April 30, 2013 (Unaudited)

Growth of $10,000 (As of April 30, 2013)

The chart represents historical performance of a hypothetical investment of $10,000 in the Investor share class, which included a sales charge, since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6	www.whiteboxmutualfunds.com

Whitebox Long Short Equity Fund	Shareholder Letter
April 30, 2013 (Unaudited)

Dear Shareholders,

For the half-year ending April 30, 2013, the Whitebox Long Short Equity Fund realized a total return of -0.40% for the Investor Share Class (WBLSX), -0.50% for the Advisor Share Class (WBLRX) and -0.30% for the Institutional Share Class (WBLFX). Of the fund’s two designated benchmarks, the HFRI EH Index returned 3.20% for the half-year and the S&P 500 Index (SPX) returned 13.13%.

A Review of Our Long Short Equity Fund

Since this is our first semi-annual summary, we thought we should begin with a few words about the history and structure of the fund, our portfolio parameters, our investment philosophy and methods, and our benchmarks.

History. The Fund began as a hedge fund in June 2004. In 2012, in response to growing demand from mutual fund investors for market-neutral, long/short equity vehicles, we reorganized Long Short Equity as a mutual fund. The Mutual Fund launched officially on November 1, 2012.

Market Neutral. We designed the fund to be “market-neutral.” In other words, we aim to limit the fund’s “Beta” or correlation with the equity market. Specifically, our target Beta is ± 0.20, where 1.0 = a direct positive correlation with the market and -1.0 = a direct negative correlation with the market.

Intended Return Characteristics. Besides low correlation to the stock market or any other major recognized “asset class” such as corporate bonds, real estate, or commodities, history and theory suggest that market-neutral, long short equity funds as a group should exhibit several return characteristics:

—	Returns should be mostly positive (even when stock market returns are modestly negative), averaging several percentage points higher than the yield on short-term Treasuries.
—	In a very disorderly stock market, the Fund may show negative returns for some time, but the downside should be limited and much less than the downside for the stock market as a whole.
—	The volatility of returns should be low relative to the magnitude of returns.

For example, the Equity Market Neutral Index (HFRI EH), which aggregates returns from many funds like ours, has had more positive months than the S&P 500 and twice the annualized returns of 30-day Treasuries since 1990. Importantly, they have also had lower losses than equity indexes during market crises. During the 2008-09 crisis, for example, HFRI EH went down 9.2% – its worst drop in history, but much lower than the 47.5% drop of the S&P 500. Naturally past returns can be no guarantee of future performance.

Intended role in a diversified portfolio: We believe an appropriate role for a market-neutral long short equity fund in a diversified portfolio is as an alternative to the fixed income allocation of that portfolio. This may seem odd given that funds such as ours are primarily invested in equities. Market-neutral long short equity funds, however, historically have a low or lower correlation to equity markets than corporate bonds, depending on yield. Moreover market neutral long short equity funds historically have a higher ratio of return to volatility (Sharpe Ratio) than either investment grade or high yield bonds. For instance from January 1990 through March of 2013, the HFRI EH index had an annualized Sharpe Ratio of 1.08 compared to the Merrill Lynch Investment

Semi-Annual Report | April 30, 2013	7

Whitebox Long Short Equity Fund	Shareholder Letter
April 30, 2013 (Unaudited)

Grade Index which scored 0.78 and the Merrill Lynch High Yield Bond Index which scored 0.67. We believe these two characteristics make a market-neutral long short fund more attractive than a typical bond portfolio.

Portfolio Construction. We typically hold 150–250 long positions and 150–250 short positions. The majority of fund assets are typically concentrated within about one-third of our total positions. We may invest in equities of any market capitalization, but we more typically invest in small-to mid-cap stocks. The liquidity of the shares is a stronger consideration than market cap as such.

We use leverage within the limitations required by the Investment Company Act of 1940. Gross market exposure (the market value of all long positions plus the market value of all short positions) will typically range within 170–200% of assets under management.

As with all Whitebox products, Whitebox Advisors, LLC, the fund portfolio managers, and other Whitebox partners and senior executives are significant investors in the fund.

Current Holdings

That’s the broad view. Now, the details.

Though we are market neutral, the portfolio is not sector neutral and is thematic. During the first fiscal half we emphasized several themes:

—

Life insurance companies. We believe certain life insurance firms have been undervalued, largely because interest rates have been so low for so long. These positions remain a part of our portfolio; we believe interest rates are more likely to rise significantly than fall significantly. Our biggest risk here is time. A considerable period could elapse before interest rates rise significantly and these positions pay off as we’d like them too. On balance, however, we prefer to be prepared for rising rates than have to chase them.

—

Short positions in apartment Real Estate Investment Trusts, or REITs. Following the credit crisis in 2008 and 2009, it became very difficult to obtain financing for a home purchase. As a consequence, rental markets soared and Apartment REITs became a desirable commodity for investors seeking yield. We believe the chances of these REITS continuing to outperform the market are low. During the first quarter of 2013 these REITs were up slightly, making our shorts a slight negative contributor.

—

The airline industry. This industry has benefitted from positive supply and demand characteristics as a result of improvements in management priorities. These stocks have significantly outperformed the market. We recently reduced our exposure.

—

Commercial construction. This theme includes construction of energy and utility infrastructure, manufacturing plants and equipment, and commercial buildings. We believe this sector offers a significant opportunity over the next six to 18 months. While residential construction has seen a recovery, commercial construction has thus far lagged. There are indications that commercial construction will soon follow its residential counterpart – as it has historically.

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Whitebox Long Short Equity Fund	Shareholder Letter
April 30, 2013 (Unaudited)

Thank you for your continued trust in us. Many years ago, we chose the name “Whitebox” to highlight our culture of transparency and integrity. Through these reports and other communications, we aim to clearly explain how we strive to generate competitive returns over time while fighting risk.

Sincerely,

Jason Cross, Global Head of Equity Strategies, Whitebox Advisors, LLC

Bruce Nordin, President, Whitebox Mutual Funds

Bruce Nordin is a Registered Representative of ALPS Distributors, Inc.

ALPS Distributors, Inc. is not affiliated with Whitebox Advisors LLC.

Semi-Annual Report | April 30, 2013	9

Whitebox Long Short Equity Fund	Performance Update
April 30, 2013 (Unaudited)

Average Annual Total Returns (As of April 30, 2013)

	1 Year	5 Year	Since Inception*
Whitebox Long Short Equity Fund – Investor Class (NAV)	-0.70%	4.88%	13.59%
Whitebox Long Short Equity Fund – Investor Class (MOP)	-5.14%	3.91%	13.00%
Whitebox Long Short Equity Fund – Advisor Class	-0.80%	4.86%	13.57%
Whitebox Long Short Equity Fund – Institutional Class	-0.50%	5.14%	13.84%
Benchmarks
HFRI Equity Hedge Market Neutral	4.20%	0.30%	2.57%
S&P 500® Index	14.28%	2.89%	4.05%

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Funds redeemed or exchanged within 60 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return.

Updated performance information is available by calling 855.296.2866 or by visiting the Fund’s website at www.whiteboxmutualfunds.com.

*	Fund inception date of June 1, 2004.

Returns for periods before 11/1/2012 are based on the Whitebox Long Short alternative investment Fund. Performance shown for the Investor Class at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 4.50%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

The Fund’s investment adviser has contractually agreed to waive its management fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses at no more than 1.95%, 1.95% and 1.70% of the Fund’s Investor Shares, Advisor Shares and Institutional Shares, respectively, exclusive of interest, taxes, dividend expense, borrowing costs, acquired fund fees and expenses, interest expense related to short sales, and extraordinary expenses. Without such waivers and reimbursements, the Fund’s total annual fund operating expenses would be 2.48%, 2.48% and 2.23% of the Fund’s Investor Shares, Advisor Shares and Institutional Shares, respectively. These numbers are from the Fund’s prospectus dated February 28, 2013 and may vary from the expense ratios shown elsewhere in this report, as they are based on a different time period.

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Whitebox Long Short Equity Fund	Performance Update
April 30, 2013 (Unaudited)

Growth of $10,000* (As of April 30, 2013)

The chart represents historical performance of a hypothetical investment of $10,000 in the Investor share class, which included a sales charge, since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Hypothetical Investment growth for periods before 11/1/2012 are based on the Whitebox Long Short alternative investment Fund

Semi-Annual Report | April 30, 2013	11

Whitebox Mutual Funds	Disclosure of Fund Expenses
April 30, 2013 (Unaudited)

As a shareholder of the Funds, you will incur two types of costs: (1) transaction costs, including applicable sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees (the Funds impose a 2.00% redemption fee on shares held for 60 calendar days or less after purchase); and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2012 and held until April 30, 2013.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees or exchange fees. Therefore, the second line of each table below is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Whitebox Mutual Funds	Disclosure of Fund Expenses
April 30, 2013 (Unaudited)

	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expense Ratio(a)	Expenses Paid During Period November 1, 2012 to April 30, 2013(b)

Whitebox Tactical Opportunities

Investor Class
Actual	$1,000.00	$1,057.50	2.44%	$12.45
Hypothetical	$1,000.00	$1,012.69	2.44%	$12.18

Advisor Class
Actual	$1,000.00	$1,058.30	2.44%	$12.45
Hypothetical	$1,000.00	$1,012.69	2.44%	$12.18

Institutional Class
Actual	$1,000.00	$1,059.30	2.19%	$11.18
Hypothetical	$1,000.00	$1,013.93	2.19%	$10.94

Whitebox Long Short Equity

Investor Class
Actual(c)	$1,000.00	$996.00	2.01%	$9.95
Hypothetical	$1,000.00	$1,014.83	2.01%	$10.04

Advisor Class
Actual(c)	$1,000.00	$995.00	2.01%	$9.94
Hypothetical	$1,000.00	$1,014.83	2.01%	$10.04

Institutional Class
Actual(c)	$1,000.00	$997.00	1.76%	$8.71
Hypothetical	$1,000.00	$1,016.07	1.76%	$8.80

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal year (181), then divided by 365.

(c)	The Fund commenced operations on November 1, 2012.

Semi-Annual Report | April 30, 2013	13

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2013 (Unaudited)

	Shares	Value

COMMON STOCKS (45.26%)
Basic Materials (1.97%)
Forest Products & Paper (0.42%)
Domtar Corp.	4,919	$341,920

Iron/Steel (0.33%)
AK Steel Holding Corp.(a)	78,588	263,270

Mining (1.22%)
Newmont Mining Corp.	22,356	724,334
Silver Wheaton Corp.	10,500	257,565

		981,899

Total Basic Materials		1,587,089

Communications (3.76%)
Internet (1.69%)
IAC/InterActiveCorp(a)	10,062	473,618
Symantec Corp.(a)(b)	6,423	156,079
Zynga, Inc., Class A(b)	229,857	733,244

		1,362,941

Media (0.32%)
Cumulus Media, Inc., Class A(b)	81,396	259,653

Telecommunications (1.75%)
Cisco Systems, Inc.(a)	14,312	299,407
Corning, Inc.(a)	28,337	410,886
Verizon Communications, Inc.(a)	12,860	693,283

		1,403,576

Total Communications		3,026,170

Consumer, Cyclical (11.43%)
Airlines (1.00%)
Delta Air Lines, Inc.(a)(b)	18,920	324,289
Republic Airways Holdings, Inc.(b)	17,114	191,506
United Continental Holdings, Inc.(a)(b)	8,902	287,534

		803,329

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Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2013 (Unaudited)

	Shares	Value

Consumer, Cyclical (continued)
Apparel (0.83%)
Coach, Inc.	11,400	$671,004

Auto Manufacturers (1.18%)
Ford Motor Co.(a)	35,691	489,324
General Motors Co.(a)(b)	14,972	461,736

		951,060

Auto Parts & Equipment (4.54%)
Delphi Automotive PLC(a)	10,479	484,235
The Goodyear Tire & Rubber Co.(a)(b)	32,352	404,238
Lear Corp.	7,335	423,816
Magna International, Inc.	6,942	417,700
Tenneco, Inc.(a)(b)	11,002	425,447
Titan International, Inc.(a)	34,648	772,997
Tower International, Inc.(b)	26,277	422,797
TRW Automotive Holdings Corp.(a)(b)	5,108	306,838

		3,658,068

Retail (3.88%)
Barnes & Noble, Inc.(a)(b)	39,300	712,509
Bed Bath & Beyond, Inc.(b)	11,000	756,800
Best Buy Co., Inc.(a)	4,844	125,896
Darden Restaurants, Inc.	140	7,228
Ezcorp, Inc., Class A(a)(b)	13,108	221,525
JC Penney Co., Inc.	11,200	183,904
The Pantry, Inc.(b)	42,100	615,081
Staples, Inc.(a)	37,650	498,486

		3,121,429

Total Consumer, Cyclical		9,204,890

Consumer, Non-cyclical (3.36%)
Commercial Services (0.49%)
The Western Union Co.(a)	26,672	395,012

Food (0.04%)
McCormick & Co., Inc., Non - Voting Shares	494	35,538

Healthcare-Services (2.79%)
Humana, Inc.(a)	7,181	532,184

Semi-Annual Report | April 30, 2013	15

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2013 (Unaudited)

	Shares	Value

Consumer, Non-cyclical (continued)
UnitedHealth Group, Inc.(a)	9,061	$543,026
WellCare Health Plans, Inc.(a)(b)	10,012	583,800
WellPoint, Inc.(a)	8,059	587,662

		2,246,672

Pharmaceuticals (0.04%)
Merck & Co., Inc.	700	32,900

Total Consumer, Non-cyclical		2,710,122

Energy (5.29%)
Oil & Gas (5.29%)
Bill Barrett Corp.(a)(b)	18,857	374,500
Chesapeake Energy Corp.	19,674	384,430
EPL Oil & Gas, Inc.(a)(b)	16,449	537,389
EQT Corp.(a)	5,646	424,127
Gran Tierra Energy, Inc.(b)	130,900	723,877
Range Resources Corp.(a)	8,135	598,085
Repsol SA, Sponsored ADR	10,611	247,873
SandRidge Energy, Inc.(b)	51,713	265,805
Stone Energy Corp.(b)	15,422	304,276
Ultra Petroleum Corp.(b)	18,692	400,009

		4,260,371

Total Energy		4,260,371

Financial (10.14%)
Banks (2.22%)
Bank of America Corp.(a)	46,614	573,818
Citigroup, Inc.(a)	7,859	366,701
The Goldman Sachs Group, Inc.(a)	3,858	563,538
Morgan Stanley(a)	13,005	288,061

		1,792,118

Diversified Financial Services (3.07%)
Ameriprise Financial, Inc.(a)	3,186	237,452
DFC Global Corp.(b)	26,400	356,400
Encore Capital Group, Inc.(a)(b)	12,622	359,601
Nationstar Mortgage Holdings, Inc.(b)	21,800	801,586
Ocwen Financial Corp.(a)(b)	19,510	713,676

		2,468,715

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Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2013 (Unaudited)

	Shares	Value

Financial (continued)
Insurance (1.70%)
Berkshire Hathaway, Inc., Class B(a)(b)	2,811	$298,866
Hartford Financial Services Group, Inc.	11,205	314,748
MetLife, Inc.(a)	16,350	637,487
Prudential Financial, Inc.	1,913	115,583

		1,366,684

Investment Companies (0.35%)
KKR Financial Holdings LLC	26,051	278,485

Private Equity (2.72%)
American Capital Ltd.(a)(b)	18,591	281,282
Apollo Global Management LLC, Class A	15,100	406,492
Blackstone Group LP	28,200	579,510
KKR & Co. LP(a)	44,100	926,100

		2,193,384

Real Estate (0.08%)
AV Homes, Inc.(a)(b)	4,917	63,479

Total Financial		8,162,865

Industrial (1.13%)
Aerospace/Defense (0.31%)
B/E Aerospace, Inc.(a)(b)	3,915	245,627

Miscellaneous Manufacturing (0.82%)
Crane Co.(a)	7,315	393,767
General Electric Co.	11,973	266,878

		660,645

Total Industrial		906,272

Technology (8.18%)
Computers (3.56%)
Apple, Inc.	2,900	1,283,975
CACI International, Inc., Class A(a)(b)	3,782	221,209
Dell, Inc.(a)	101,640	1,361,976

		2,867,160

Semi-Annual Report | April 30, 2013	17

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2013 (Unaudited)

			Shares	Value
Technology (continued)
Semiconductors (2.35%)
Applied Materials, Inc.(a)			27,727	$402,319
Intel Corp.			17,000	407,150
QLogic Corp.(a)(b)			50,767	551,330
QUALCOMM, Inc.(a)			8,604	530,178

				1,890,977

Software (2.27%)
BMC Software, Inc.(b)			6,318	287,343
Microsoft Corp.(a)			34,093	1,128,478
Oracle Corp.			12,613	413,454

				1,829,275

Total Technology				6,587,412

TOTAL COMMON STOCKS (Cost $33,251,870)				36,445,191

EXCHANGE TRADED FUNDS (18.62%)
Equity Funds (18.62%)
Industrial Select Sector SPDR® Fund			13,048	540,840
Market Vectors® Gold Miners ETF(a)			52,782	1,602,462
Market Vectors® Junior Gold Miners ETF(a)			125,820	1,613,012
SPDR® S&P 500® ETF Trust(a)			51,024	8,147,512
Technology Select Sector SPDR® Fund(a)			100,469	3,095,450

				14,999,276

TOTAL EXCHANGE TRADED FUNDS (Cost $14,430,403)				14,999,276

	Expiration Date	Exercise Price	Contracts	Value
PURCHASED OPTIONS (1.68%)
Purchased Call Options (1.41%)
Altria Group, Inc.	06/22/2013	$34.00	29	7,337
Bristol-Myers Squibb Co.	01/17/2015	35.00	43	26,983
CBOE® SPX® Volatility
	05/22/2013	14.00	70	9,100
	05/22/2013	16.00	140	10,500
ConocoPhillips	08/17/2013	60.00	68	11,968
Costco Wholesale Corp.	07/20/2013	108.00	46	15,042
Darden Restaurants, Inc.	07/20/2013	52.50	100	13,000

18	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2013 (Unaudited)

	Expiration Date	Exercise Price	Contracts	Value
Purchased Call Options (continued)
Dell, Inc.	01/17/2015	$12.00	140	$23,800
Dr. Pepper Snapple Group, Inc.	08/17/2013	45.00	49	21,070
Exxon Mobil Corp.
	01/17/2015	92.50	35	17,255
	01/18/2014	92.50	35	7,455
General Mills, Inc.	07/20/2013	48.00	81	22,356
Kimberly-Clark Corp.	07/20/2013	97.50	42	28,560
McCormick & Co., Inc.	06/22/2013	70.00	42	11,550
Merck & Co., Inc.	07/20/2013	45.00	103	27,707
NIKE, Inc.	07/20/2013	60.00	64	30,720
Nucor Corp.	01/17/2015	45.00	33	13,530
PepsiCo, Inc.	07/20/2013	80.00	95	31,825
Pfizer, Inc.	01/17/2015	27.00	54	19,710
Pitney Bowes, Inc.	07/20/2013	14.00	73	4,015
Raytheon Co.	01/17/2015	60.00	25	12,562
Ross Stores, Inc.	08/17/2013	60.00	42	31,080
SPDR® S&P 500® ETF Trust
	05/18/2013	157. 00	252	89,208
	05/18/2013	158. 00	1,515	418,140
	05/18/2013	159. 00	686	142,688
Technology Select Sector SPDR® Fund	01/17/2015	31.00	233	51,260
The Western Union Co.	05/18/2013	14.00	100	9,800
Zynga, Inc.
	01/18/2014	4.00	613	23,907
	01/18/2014	10.00	534	2,136

Total Purchased Call Options				1,134,264

Purchased Put Options (0.27%)
Altria Group, Inc.	06/22/2013	34.00	32	736
CBOE® SPX® Volatility	07/17/2013	17.00	238	65,450
ConocoPhillips	08/17/2013	60.00	48	12,528
Costco Wholesale Corp.	07/20/2013	108.00	35	11,900
Darden Restaurants, Inc.	07/20/2013	52.50	41	11,275
Dr. Pepper Snapple Group, Inc.	08/17/2013	45.00	103	7,982
General Mills, Inc.	07/20/2013	48.00	90	6,525
JC Penney Co., Inc.	06/22/2013	17.00	140	27,160
Kimberly-Clark Corp.	07/20/2013	97.50	42	7,224
McCormick & Co., Inc.	06/22/2013	70.00	97	8,973
Merck & Co., Inc.	07/20/2013	45.00	80	6,880

Semi-Annual Report | April 30, 2013	19

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2013 (Unaudited)

	Expiration Date	Exercise Price	Contracts	Value

Purchased Put Options (continued)
NIKE, Inc.	07/20/2013	$60.00	43	$5,848
PepsiCo, Inc.	07/20/2013	80.00	10	1,450
Pitney Bowes, Inc.	07/20/2013	14.00	58	7,250
Ross Stores, Inc.	08/17/2013	60.00	39	5,655
The Goldman Sachs Group, Inc.	07/20/2013	145. 00	52	30,420

Total Purchased Put Options				217,256

TOTAL PURCHASED OPTIONS (Cost $1,095,842)				1,351,520

			Shares	Value

RIGHTS: 0.98%
Sanofi CVR, Expires: 12/31/2020(b)			469,157	788,184

TOTAL RIGHTS (Cost $818,338)				788,184

		7-Day Yield	Shares	Value

SHORT TERM INVESTMENTS (34.75%)
Money Market Fund (34.75%)
Wells Fargo Advantage 100% Treasury Money Market Fund, Administrator Class		0.00001%	27,982,507	27,982,507

TOTAL SHORT TERM INVESTMENTS (Cost $27,982,507)				27,982,507

TOTAL INVESTMENTS (101.29%) (Cost $77,578,960)				81,566,678

Liabilities in Excess of Other Assets (-1.29%)				(1,035,404)

NET ASSETS (100.00%)				$80,531,274

(a)

Security position is either entirely or partially held in a segregated account as collateral for securities sold short, written options and total return swap contracts aggregating a total market value of $23,206,816.

(b)	Non-income producing security.

20	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2013 (Unaudited)

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCK (-7.46%)
Communications (-0.62%)
Internet (-0.62%)
Rackspace Hosting, Inc.	(3,068)	$ (147,878)
Shutterfly, Inc.	(5,037)	(224,298)
Vitacost.com, Inc.	(16,480)	(128,214)

		(500,390)

Total Communications		(500,390)

Consumer, Cyclical (-1.48%)
Apparel (-0.45%)
NIKE, Inc., Class B	(3,318)	(211,025)
Skechers U.S.A., Inc., Class A	(7,327)	(152,255)

		(363,280)

Entertainment (-0.38%)
Vail Resorts, Inc.	(5,033)	(303,490)

Retail (-0.65%)
Costco Wholesale Corp.	(910)	(98,671)
Darden Restaurants, Inc.	(1,904)	(98,303)
JC Penney Co., Inc.	(11,200)	(183,904)
Ross Stores, Inc.	(2,184)	(144,297)

		(525,175)

Total Consumer, Cyclical		(1,191,945)

Consumer, Non-cyclical (-1.97%)
Agriculture (-0.07%)
Altria Group, Inc.	(1,562)	(57,029)

Beverages (-0.71%)
Dr. Pepper Snapple Group, Inc.	(1,470)	(71,780)
PepsiCo, Inc.	(6,104)	(503,397)

		(575,177)

Food (-0.24%)
General Mills, Inc.	(3,332)	(167,999)
McCormick & Co., Inc., Non - Voting Shares	(350)	(25,179)

		(193,178)

Semi-Annual Report | April 30, 2013	21

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2013 (Unaudited)

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
Consumer, Non-cyclical (continued)
Household Products/Wares (-0.27%)
Kimberly-Clark Corp.	(2,114)	$ (218,144)

Pharmaceuticals (-0.68%)
Merck & Co., Inc.	(5,908)	(277,676)
Neogen Corp.	(5,425)	(275,753)

		(553,429)

Total Consumer, Non-cyclical		(1,596,957)

Energy (-0.21%)
Oil & Gas (-0.21%)
ConocoPhillips	(560)	(33,852)
InterOil Corp.	(1,728)	(136,719)

		(170,571)

Total Energy		(170,571)

Financial (-2.86%)
Diversified Financial Services (-0.29%)
Financial Engines, Inc.	(6,318)	(229,786)

Real Estate (-0.19%)
The St. Joe Co.	(7,688)	(150,454)

Real Estate Investment Trusts (-2.38%)
EastGroup Properties, Inc.	(7,435)	(468,925)
Equity One, Inc.	(11,896)	(303,229)
Post Properties, Inc.	(7,764)	(383,774)
Public Storage	(2,809)	(463,485)
Regency Centers Corp.	(5,122)	(288,164)

		(1,907,577)

Total Financial		(2,287,817)

Industrial (-0.31%)
Building Materials (-0.31%)
Texas Industries, Inc.	(3,919)	(249,562)

Total Industrial		(249,562)

22	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2013 (Unaudited)

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
Technology (-0.01%)
Office/Business Equipment (-0.01%)
Pitney Bowes, Inc.	(658)	$(8,995)

Total Technology		(8,995)

TOTAL COMMON STOCK (Proceeds $5,401,275)		(6,006,237)

EXCHANGE TRADED FUNDS (-15.37%)
Debt Funds (-11.88%)
iShares® Barclays 20+ Year Treasury Bond Fund	(47,618)	(5,857,490)
SPDR® Barclays Capital High Yield Bond ETF	(88,934)	(3,712,995)

		(9,570,485)

Equity Funds (-3.49%)
iShares® Russell 2000® Index Fund	(17,816)	(1,677,198)
SPDR® S&P 500® ETF Trust	(7,079)	(1,130,375)

		(2,807,573)

TOTAL EXCHANGE TRADED FUNDS (Proceeds $11,865,107)		(12,378,058)

TOTAL SECURITIES SOLD SHORT (Proceeds $17,266,382)		$ (18,384,295)

SCHEDULE OF WRITTEN OPTIONS

	Expiration Date	Exercise Price	Contracts	Value
WRITTEN CALL OPTIONS (-0.55%)
Apple, Inc.:
	05/03/2013	$ 400.00	(3)	$ (12,780)
	05/03/2013	420.00	(4)	(9,300)
CBOE® SPX® Volatility:
	05/22/2013	18.00	(140)	(7,000)
	05/22/2013	20.00	(98)	(3,430)
	05/22/2013	21.00	(140)	(3,920)
	05/22/2013	26.00	(84)	(840)
General Electric Co.	05/18/2013	22.00	(32)	(1,472)
SPDR® S&P 500® ETF Trust	06/22/2013	151. 00	(375)	(353,250)
Uni-Pixel, Inc.	07/20/2013	36.00	(70)	(34,300)

Semi-Annual Report | April 30, 2013	23

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2013 (Unaudited)

	Expiration Date	Exercise Price	Contracts	Value
Zynga, Inc.:	09/21/2013	$3.00	(175)	$(10,150)
	01/18/2014	7.00	(1,097)	(8,776)

TOTAL WRITTEN CALL OPTIONS (Premiums received $373,251)				(445,218)

WRITTEN PUT OPTIONS (-0.29%)
Apple, Inc.	05/18/2013	395.00	(5)	(365)
Bristol-Myers Squibb Co.	01/17/2015	30.00	(50)	(9,450)
Exxon Mobil Corp.
	01/17/2015	80.00	(35)	(22,312)
	01/18/2014	80.00	(35)	(8,715)
JC Penney Co., Inc.	06/22/2013	15.00	(280)	(28,840)
Nucor Corp.	01/17/2015	40.00	(38)	(20,786)
Pfizer, Inc.	01/17/2015	22.00	(66)	(8,118)
Raytheon Co.	01/17/2015	57.50	(26)	(14,326)
Technology Select Sector SPDR® Fund	01/17/2015	26.00	(233)	(36,698)
The Goldman Sachs Group, Inc.	07/20/2013	135.00	(104)	(26,936)
True Religion Apparel, Inc.	10/19/2013	22.00	(500)	(52,500)
Zynga, Inc.	06/22/2013	3.00	(210)	(3,360)

TOTAL WRITTEN PUT OPTIONS (Premiums received $335,552)				(232,406)

TOTAL WRITTEN OPTIONS (Premiums received $708,803)				$(677,624)

TOTAL RETURN SWAP CONTRACTS

Swap Counterparty	Reference Obligation	Notional Amount	Rate Paid by the Fund(a)	Rate Paid to the Fund(b)	Termination Date	Unrealized Depreciation
Bank of America Merrill Lynch	Crocodile Gold Group	$ 113,328	0.5993%	N/A	04/05/2014	$ (6,623)

						$ (6,623)

(a)	U.S. 1 Month LIBOR + 0.40%.
(b)	The Fund receives dividend payments based on any dividend activity of the Reference Obligation.

24	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2013 (Unaudited)

Common Abbreviations:

ADR - American Depository Receipt.

CBOE- Chicago Board Options Exchange.

CVR - Contingent Value Rights.

ETF - Exchange Traded Fund.

Libor - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership

Ltd. - Limited.

PLC - Public Limited Company.

S&P - Standard & Poor’s.

SPDR - Standard & Poor’s Depositary Receipt.

SPX - S&P 500® Index.

Sector Allocation Chart as of April 30, 2013 (% of Net Assets)

                    (Cash and Cash equivalents not included)

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2013	25

Whitebox Long Short Equity Fund	Schedule of Investments
April 30, 2013 (Unaudited)

	Shares	Value
COMMON STOCKS (87.35%)
Basic Materials (3.00%)
Chemicals (0.64%)
Aceto Corp.(a)	2,955	$30,732
OMNOVA Solutions, Inc.(a)(b)	7,000	46,690
Zep, Inc.	1,500	22,800

		100,222

Forest Products & Paper (1.44%)
Domtar Corp.	1,250	86,888
Schweitzer-Mauduit International, Inc.(a)	3,500	141,015

		227,903

Iron/Steel (0.34%)
Allegheny Technologies, Inc.	2,000	53,960

Mining (0.58%)
Silver Wheaton Corp.	3,750	91,987

Total Basic Materials		474,072

Communications (3.68%)
Internet (2.19%)
Google, Inc., Class A(b)	81	66,790
Liquidity Services, Inc.(b)	2,000	65,800
Safeguard Scientifics, Inc.(a)(b)	9,500	153,330
Zix Corp.(b)	16,000	60,160

		346,080

Media (0.65%)
Cumulus Media, Inc., Class A(a)(b)	32,500	103,675

Telecommunications (0.84%)
Neonode, Inc.(b)	5,750	32,833
Vonage Holdings Corp.(b)	12,000	36,600
Vringo, Inc.(b)	22,500	63,450

		132,883

Total Communications		582,638

26	www.whiteboxmutualfunds.com

Whitebox Long Short Equity Fund	Schedule of Investments
April 30, 2013 (Unaudited)

	Shares	Value
Consumer, Cyclical (14.74%)
Airlines (2.61%)
Delta Air Lines, Inc.(b)	3,250	$55,705
Republic Airways Holdings, Inc.(a)(b)	15,250	170,648
Southwest Airlines Co.	2,250	30,825
Spirit Airlines, Inc.(a)(b)	4,750	126,825
US Airways Group, Inc.(b)	1,750	29,575

		413,578

Auto Manufacturers (0.27%)
Wabash National Corp.(b)	4,500	42,435

Auto Parts & Equipment (3.71%)
Cooper Tire & Rubber Co.(a)	5,250	130,672
Gentherm, Inc.(a)(b)	12,500	190,375
Motorcar Parts of America, Inc.(b)	11,605	69,398
Titan International, Inc.(a)	6,250	139,438
Tower International, Inc.(b)	3,500	56,315

		586,198

Distribution/Wholesale (0.53%)
Titan Machinery, Inc.(a)(b)	3,750	84,600

Home Furnishings (1.34%)
Harman International Industries, Inc.(a)	2,500	111,775
Hooker Furniture Corp.	1,500	25,935
Select Comfort Corp.(a)(b)	3,500	74,270

		211,980

Leisure Time (0.42%)
Polaris Industries, Inc.	776	66,883

Office Furnishings (0.54%)
Herman Miller, Inc.	1,500	37,635
Steelcase, Inc., Class A	3,750	47,625

		85,260

Retail (5.32%)
Big 5 Sporting Goods Corp.	3,000	50,400
Conn’s, Inc.(b)	1,750	75,793
Cracker Barrel Old Country Store, Inc.	500	41,370
Denny’s Corp.(a)(b)	12,500	70,875

Semi-Annual Report | April 30, 2013	27

Whitebox Long Short Equity Fund	Schedule of Investments
April 30, 2013 (Unaudited)

	Shares	Value
Consumer, Cyclical (continued)
Dollar Tree, Inc.(a)(b)	1,500	$71,340
Ezcorp, Inc., Class A(a)(b)	9,000	152,100
Hibbett Sports, Inc.(b)	732	40,150
The Pantry, Inc.(a)(b)	16,500	241,065
Texas Roadhouse, Inc.	2,500	58,750
Vitamin Shoppe, Inc.(b)	796	39,123

		840,966

Total Consumer, Cyclical		2,331,900

Consumer, Non-cyclical (14.37%)
Commercial Services (6.04%)
ABM Industries, Inc.	1,500	33,825
Ascent Capital Group, Inc., Class A(b)	750	49,868
Cenveo, Inc.(a)(b)	14,000	28,560
Corinthian Colleges, Inc.(a)(b)	38,000	76,000
Deluxe Corp.(a)	6,550	249,817
Franklin Covey Co.(a)(b)	1,500	21,120
KAR Auction Services, Inc.(a)	4,500	100,665
PHH Corp.(b)	1,000	21,080
RR Donnelley & Sons Co.	6,000	73,860
Steiner Leisure Ltd.(a)(b)	1,477	71,531
TeleTech Holdings, Inc.(b)	2,745	58,441
TravelCenters of America LLC(a)(b)	7,000	80,640
Valassis Communications, Inc.(a)	3,500	89,705

		955,112

Food (1.21%)
Nash Finch Co.	2,500	51,375
SUPERVALU, Inc.	24,000	140,160

		191,535

Healthcare-Products (2.60%)
EnteroMedics, Inc.(b)	50,000	48,000
MiMedx Group, Inc.(a)(b)	17,000	117,640
TearLab Corp.(a)(b)	28,500	213,180
Techne Corp.	500	32,070

		410,890

Healthcare-Services (2.10%)
Community Health Systems, Inc.(a)	1,500	68,355
Emeritus Corp.(b)	1,250	32,125
The Ensign Group, Inc.(a)	2,001	69,775
RadNet, Inc.(b)	21,000	57,540

28	www.whiteboxmutualfunds.com

Whitebox Long Short Equity Fund	Schedule of Investments
April 30, 2013 (Unaudited)

	Shares	Value
Consumer, Non-cyclical (continued)
UnitedHealth Group, Inc.(a)	1,250	$74,912
US Physical Therapy, Inc.	1,250	29,825

		332,532

Household Products/Wares (1.34%)
Central Garden and Pet Co.(b)	5,000	43,750
Spectrum Brands Holdings, Inc.(a)	3,000	168,000

		211,750

Pharmaceuticals (1.08%)
Express Scripts Holding Co.(b)	750	44,527
Salix Pharmaceuticals Ltd.(a)(b)	1,500	78,435
ViroPharma, Inc.(b)	1,750	47,688

		170,650

Total Consumer, Non-cyclical		2,272,469

Diversified (0.91%)
Holding Companies Diversified (0.91%)
Harbinger Group, Inc.(b)	16,000	144,640

Total Diversified		144,640

Energy (4.45%)
Oil & Gas (4.45%)
EPL Oil & Gas, Inc.(a)(b)	2,000	65,340
Gran Tierra Energy, Inc.(a)(b)	71,000	392,630
Parker Drilling Co.(a)(b)	9,000	37,080
Ultra Petroleum Corp.(a)(b)	9,750	208,650

		703,700

Total Energy		703,700

Financial (30.11%)
Banks (0.66%)
Banco Latinoamericano de Comercio Exterior SA, Class E(a)	1,500	34,035
First BanCorp(a)(b)	12,000	70,920

		104,955

Diversified Financial Services (15.00%)
AerCap Holdings NV(a)(b)	25,250	400,717
Altisource Portfolio Solutions SA(b)	400	33,016

Semi-Annual Report | April 30, 2013	29

Whitebox Long Short Equity Fund	Schedule of Investments
April 30, 2013 (Unaudited)

	Shares	Value
Financial (continued)
DFC Global Corp.(a)(b)	28,000	$378,000
Encore Capital Group, Inc.(a)(b)	8,000	227,920
Federal Agricultural Mortgage Corp., Class C(a)	6,000	190,680
Fly Leasing Ltd., ADR	4,500	68,400
Nationstar Mortgage Holdings, Inc.(a)(b)	12,000	441,240
Nelnet, Inc., Class A(a)	6,000	204,000
Nicholas Financial, Inc.	4,000	58,480
Ocwen Financial Corp.(a)(b)	7,750	283,495
Regional Management Corp.(a)(b)	4,000	86,720

		2,372,668

Insurance (7.69%)
American Equity Investment Life Holding Co.(a)	15,250	232,410
American National Insurance Co.(a)	400	37,612
Homeowners Choice, Inc.	2,500	66,350
Lincoln National Corp.(a)	5,500	187,055
MBIA, Inc.(a)(b)	14,500	137,170
MetLife, Inc.	3,500	136,465
National Western Life Insurance Co., Class A(a)	1,000	182,620
Stewart Information Services Corp.(a)	7,000	189,490
United Insurance Holdings Corp.	8,000	46,320

		1,215,492

Investment Companies (2.16%)
KKR Financial Holdings LLC(a)	32,000	342,080

Private Equity (1.04%)
American Capital Ltd.(a)(b)	10,820	163,707

Real Estate (0.20%)
AV Homes, Inc.(b)	2,500	32,275

Real Estate Investment Trusts (3.14%)
Ashford Hospitality Trust, Inc.(a)	14,000	180,320
Brandywine Realty Trust	2,250	33,592
Redwood Trust, Inc.	9,000	205,380
Strategic Hotels & Resorts, Inc.(b)	5,000	40,350
Sunstone Hotel Investors, Inc.(a)(b)	3,000	37,230

		496,872

30	www.whiteboxmutualfunds.com

Whitebox Long Short Equity Fund	Schedule of Investments
April 30, 2013 (Unaudited)

	Shares	Value
Financial (continued)
Savings & Loans (0.22%)
Flagstar Bancorp, Inc.(b)	2,750	$34,128

Total Financial		4,762,177

Industrial (12.99%)
Aerospace/Defense (0.68%)
Astronics Corp.(b)	2,250	62,550
Erickson Air-Crane, Inc.(a)(b)	2,250	44,572

		107,122

Building Materials (1.14%)
Headwaters, Inc.(b)	4,000	43,440
Nortek, Inc.(b)	500	35,930
Patrick Industries, Inc.(a)(b)	5,000	101,300

		180,670

Electrical Components & Equipment (0.59%)
EnerSys, Inc.(b)	1,750	80,220
PowerSecure International, Inc.(b)	1,000	13,700

		93,920

Electronics (1.69%)
Analogic Corp.	739	58,736
FARO Technologies, Inc.(b)	1,000	38,790
Sanmina Corp.(a)(b)	6,000	75,720
Tech Data Corp.(a)(b)	2,000	93,460

		266,706

Engineering & Construction (2.05%)
AECOM Technology Corp.(b)	2,000	58,140
MasTec, Inc.(a)(b)	3,000	83,400
McDermott International, Inc.(b)	4,000	42,720
Tutor Perini Corp.(a)(b)	8,500	139,740

		324,000

Environmental Control (0.54%)
Tetra Tech, Inc.(b)	3,250	85,443

Semi-Annual Report | April 30, 2013	31

Whitebox Long Short Equity Fund	Schedule of Investments
April 30, 2013 (Unaudited)

	Shares	Value
Industrial (continued)
Machinery-Construction & Mining (0.36%)
Terex Corp.(b)	2,000	$57,200

Machinery-Diversified (0.79%)
AGCO Corp.	750	39,937
Altra Holdings, Inc.	1,750	46,638
Lindsay Corp.	500	38,410

		124,985

Metal Fabricate/Hardware (0.46%)
Valmont Industries, Inc.	500	72,865

Miscellaneous Manufacturing (1.93%)
3M Co.	750	78,532
Crane Co.(a)	2,000	107,660
Park-Ohio Holdings Corp.(a)(b)	3,250	119,535

		305,727

Transportation (2.76%)
Aegean Marine Petroleum Network, Inc.(a)	40,000	236,000
Heartland Express, Inc.	4,000	54,280
Saia, Inc.(b)	750	30,690
Swift Transportation Co.(b)	3,500	49,070
Union Pacific Corp.	450	66,582

		436,622

Total Industrial		2,055,260

Insurance (0.16%)
Property & Casualty Insurance (0.16%)
Tower Group International Ltd.	1,331	25,183

Total Insurance		25,183

Technology (2.94%)
Computers (0.65%)
Synaptics, Inc.(b)	2,500	103,075

Semiconductors (1.73%)
Atmel Corp.(b)	5,250	33,967

32	www.whiteboxmutualfunds.com

Whitebox Long Short Equity Fund	Schedule of Investments
April 30, 2013 (Unaudited)

	Shares	Value
Technology (continued)
GT Advanced Technologies, Inc.(a)(b)	28,000	$110,040
Integrated Device Technology, Inc.(a)(b)	8,000	56,880
Silicon Motion Technology Corp., ADR(a)	6,750	73,575

		274,462

Software (0.56%)
Envestnet, Inc.(b)	985	17,947
Market Leader, Inc.(b)	3,250	32,565
MedAssets, Inc.(a)(b)	2,000	37,460

		87,972

Total Technology		465,509

TOTAL COMMON STOCKS (Cost $12,942,684)		13,817,548

PREFERRED STOCKS (0.01%)
Financial (0.01%)
Insurance (0.01%)
Homeowners Choice, Inc., 7.000%, 12/31/2049(a)	97	2,377

Total Financial		2,377

TOTAL PREFERRED STOCKS (Cost $2,134)		2,377

EXCHANGE TRADED FUNDS (10.21%)
Equity Funds (10.21%)
iShares® Dow Jones® U.S. Technology Sector Index Fund(a)	9,500	699,485
iShares® Nasdaq® Biotechnology Index Fund(a)	4,000	689,040
Market Vectors® Gold Miners ETF(a)	7,450	226,182

		1,614,707

TOTAL EXCHANGE TRADED FUNDS (Cost $1,581,745)		1,614,707

Semi-Annual Report | April 30, 2013	33

Whitebox Long Short Equity Fund	Schedule of Investments
April 30, 2013 (Unaudited)

	Expiration Date	Exercise Price	Contracts	Value

PURCHASED OPTIONS (0.12%)
Purchased Call Options (0.12%)
Google, Inc.	01/18/2014	$630.00	1	$19,890

Total Purchased Call Options				19,890

TOTAL PURCHASED OPTIONS (Cost $14,301)				19,890

			Shares	Value

RIGHTS: 0.14%
Sanofi CVR, Expires: 12/31/2020(a)(b)			13,000	21,840

TOTAL RIGHTS (Cost $23,660)				21,840

			Shares	Value

WARRANTS: 0.47%
EnteroMedics, Inc., Strike Price: $1.90, Expires: 09/28/2016(b)			19,964	617
TearLab Corp., Strike Price: $1.86, Expires: 06/30/2016(b)			13,005	73,088

TOTAL WARRANTS (Cost $89,257)				73,705

		7-Day Yield	Shares	Value

SHORT TERM INVESTMENTS (28.02%)
Money Market Fund (28.02%)
Wells Fargo Advantage 100% Treasury Money Market Fund, Administrator Class		0.00001%	4,432,153	4,432,153

TOTAL SHORT TERM INVESTMENTS (Cost $4,432,153)				4,432,153

TOTAL INVESTMENTS (126.32%) (Cost $19,085,934)				19,982,220

Liabilities in Excess of Other Assets (-26.32%)				(4,164,032)

NET ASSETS (100.00%)				$15,818,188

(a)

Security position is either entirely or partially held in a segregated account as collateral for securities sold short, written options and total return swap contracts aggregating a total market value of $8,941,195.

(b)	Non-income producing security.

34	www.whiteboxmutualfunds.com

Whitebox Long Short Equity Fund	Schedule of Investments
April 30, 2013 (Unaudited)

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value

EXCHANGE TRADED FUNDS (-0.71%)
Equity Funds (-0.71%)
Market Vectors® Gold Miners ETF	(3,700)	$(112,332)

TOTAL EXCHANGE TRADED FUNDS (Proceeds $125,400)		(112,332)

TOTAL SECURITIES SOLD SHORT (Proceeds $125,400)		$(112,332)

SCHEDULE OF WRITTEN OPTIONS

	Expiration Date	Exercise Price	Contracts	Value

WRITTEN CALL OPTIONS (-0.02%)
A123 Systems, Inc.	01/18/2014	$1.50	(3)	$(30)
Integrated Device Technology, Inc.	05/18/2013	8.00	(100)	(250)
Sanmina Corp.	06/22/2013	13.00	(60)	(3,000)

TOTAL WRITTEN CALL OPTIONS (Premiums received $6,083)				(3,280)

TOTAL WRITTEN OPTIONS (Premiums received $6,083)				$(3,280)

TOTAL RETURN SWAP CONTRACTS(a)

Counterparty: Bank of America Merrill Lynch

Reference Obligation: Whitebox Long/Short Equity Fund - Basket of Securities

	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)

ADTRAN, Inc.	(1,750)	$(36,750)	$1,532
Amedisys, Inc.	(6,000)	(60,240)	(343)
American Public Education, Inc.	(750)	(25,147)	(300)
Ampco-Pittsburgh Corp.	(2,250)	(42,165)	(3,407)
Armstrong World Industries, Inc.	(700)	(35,728)	(378)
Arrow Financial Corp.	(3,250)	(78,617)	(1,671)
Astec Industries, Inc.	(1,500)	(49,245)	(305)
AvalonBay Communities, Inc.	(2,000)	(266,080)	(1,228)
Bank of the Ozarks, Inc.	(3,000)	(122,790)	(3,720)
BJ’s Restaurants, Inc.	(1,500)	(51,450)	(1,733)

Semi-Annual Report | April 30, 2013	35

Whitebox Long Short Equity Fund	Schedule of Investments
April 30, 2013 (Unaudited)

	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)

Blount International, Inc.	(3,250)	$(45,142)	$(2,853)
Brady Corp.	(1,000)	(33,880)	(1,820)
Briggs & Stratton Corp.	(1,500)	(33,735)	300
Campbell Soup Co.	(1,750)	(81,217)	(2,012)
Cape Bancorp, Inc.	(3,000)	(27,030)	(723)
Casey’s General Stores, Inc.	(1,735)	(100,474)	(6,447)
Cavco Industries, Inc.	(2,350)	(107,207)	(6,632)
Citi Trends, Inc.	(4,250)	(50,022)	(6,982)
Citizens, Inc.	(8,500)	(55,590)	4,816
Cohen & Steers, Inc.	(1,250)	(49,387)	(2,825)
Colfax Corp.	(1,250)	(58,337)	(3,412)
Consolidated-Tomoka Land Co.	(500)	(18,605)	(565)
Consumer Discretionary Select Sector SPDR® Fund	(5,000)	(273,050)	(5,477)
Consumer Staples Select Sector SPDR® Fund	(1,250)	(51,175)	(1,100)
Corvel Corp.	(1,250)	(59,337)	(1,187)
Costco Wholesale Corp.	(250)	(27,107)	28
Covance, Inc.	(750)	(55,920)	(2,190)
Craft Brew Alliance, Inc.	(3,250)	(24,440)	(1,073)
Deltic Timber Corp.	(2,250)	(140,580)	(5,389)
DENTSPLY International, Inc.	(1,250)	(52,938)	(1,450)
Donaldson Co. Inc	(1,000)	(36,380)	(1,462)
DreamWorks Animation SKG, Inc.	(19,750)	(380,780)	(5,049)
El Paso Electric Co.	(1,500)	(56,190)	(6,628)
Electro Rent Corp.	(1,750)	(28,997)	(56)
Energy Recovery, Inc.	(21,750)	(79,605)	(6,242)
Equity One, Inc.	(8,500)	(216,665)	(10,258)
Essex Property Trust, Inc.	(1,750)	(274,837)	(3,570)
Forrester Research, Inc.	(5,250)	(188,213)	(3,307)
Generac Holdings, Inc.	(1,250)	(44,913)	(2,042)
Griffin Land & Nurseries, Inc.	(1,000)	(29,850)	(1,900)
Gyrodyne Co. of America, Inc.	(492)	(36,315)	(645)
Harsco Corp.	(2,000)	(43,660)	360
Hawkins, Inc.	(2,500)	(92,975)	(500)
Health Care Select Sector SPDR® Fund	(5,500)	(260,315)	(1,053)
HealthStream, Inc.	(1,500)	(34,440)	(3,420)
Hudson Valley Holding Corp.	(1,500)	(23,070)	(945)
inContact, Inc.	(4,750)	(38,475)	(2,995)
Industrial Select Sector SPDR® Fund	(14,000)	(580,300)	(2,710)
International Speedway Corp.	(2,250)	(73,958)	(1,171)
iShares® Russell 2000® Index Fund	(56,250)	(5,295,375)	(226,944)
L-3 Communications Holdings, Inc.	(500)	(40,625)	(51)
Landauer, Inc.	(1,231)	(68,776)	(3,988)
Maxwell Technologies, Inc.	(1,500)	(9,150)	(1,650)
McGrath RentCorp	(1,500)	(46,590)	(2,688)

36	www.whiteboxmutualfunds.com

Whitebox Long Short Equity Fund	Schedule of Investments
April 30, 2013 (Unaudited)

	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)
Middlesex Water Co.	(3,700)	$(72,557)	$(3,145)
Moog, Inc.	(1,000)	(46,210)	(1,030)
MWI Veterinary Supply, Inc.	(300)	(35,313)	2,115
Neogen Corp.	(10,500)	(533,715)	(14,482)
Papa John’s International, Inc.	(1,000)	(63,000)	(3,090)
Pentair Ltd.	(750)	(40,763)	(121)
Perrigo Co.	(400)	(47,764)	(577)
PetMed Express, Inc.	(10,500)	(131,250)	395
PMFG, Inc.	(2,250)	(12,960)	180
Quidel Corp.	(3,100)	(69,192)	(3,007)
Raven Industries, Inc.	(4,250)	(142,588)	(11,598)
Regal-Beloit Corp.	(500)	(39,310)	(467)
Regency Centers Corp.	(7,750)	(436,015)	(23,235)
RLI Corp.	(5,750)	(413,138)	4,664
Rollins, Inc.	(1,500)	(36,480)	(2,408)
Saks, Inc.	(5,250)	(60,638)	(2,101)
Sanderson Farms, Inc.	(2,750)	(168,465)	(10,918)
SHFL Entertainment, Inc.	(3,000)	(47,400)	(1,452)
Simpson Manufacturing Co., Inc.	(1,500)	(43,110)	2,115
State Auto Financial Corp.	(650)	(11,297)	(589)
STERIS Corp.	(1,500)	(62,385)	(2,987)
Sun Bancorp, Inc.	(9,000)	(28,980)	(1,980)
Sun Hydraulics Corp.	(2,250)	(73,688)	(6,525)
Texas Industries, Inc.	(5,500)	(350,240)	(40,014)
The Boeing Co.	(250)	(22,852)	184
The Gorman-Rupp Co.	(5,500)	(155,375)	(1,434)
The St. Joe Co.	(18,000)	(352,260)	(2,652)
Tootsie Roll Industries, Inc.	(9,250)	(288,878)	(5,918)
Trimas Corp.	(3,000)	(91,500)	(3,149)
Twin Disc, Inc.	(750)	(15,990)	1,220
United Bankshares, Inc.	(2,750)	(69,603)	(1,513)
United Parcel Service, Inc.	(850)	(72,964)	(2,915)
Uranium Energy Corp.	(4,500)	(6,975)	569
ViewPoint Financial Group, Inc.	(8,000)	(148,960)	6,392
Vitacost.com, Inc.	(18,500)	(143,930)	(8,713)
WD-40 Co.	(4,500)	(242,685)	(538)
West Pharmaceutical Services, Inc.	(1,250)	(79,825)	(2,015)
Woodward, Inc.	(1,500)	(53,985)	(661)

		$(14,806,079)	$(488,860)

(a)

The Fund receives monthly payments based on the total return of the Reference Obligation. The Fund makes payments on any negative monthly return of such Reference Obligation at a rate equal to 1-Month LIBOR plus 40 Bps. The Termination Date for all Reference Obligations is 11/06/2013.

Semi-Annual Report | April 30, 2013	37

Whitebox Long Short Equity Fund	Schedule of Investments
April 30, 2013 (Unaudited)

Common Abbreviations:

ADR - American Depository Receipt.

CVR - Contingent Value Rights.

ETF - Exchange Traded Fund.

LLC - Limited Liability Company.

Ltd. - Limited.

NV – Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

SA – Generally designated corporations in various countries, mostly those employing civil law.

Sector Allocation Chart as of April 30, 2013 (% of Net Assets)

(Cash and Cash equivalents not included)

  See Notes to Financial Statements.

38	www.whiteboxmutualfunds.com

Whitebox Mutual Funds	Statements of Assets and Liabilities
April 30, 2013 (Unaudited)

	Whitebox Tactical Opportunities	Whitebox Long Short Equity
ASSETS:
Investments, at value (cost - $77,578,960 and $19,085,934)	$81,566,678	$19,982,220
Cash	542,526	19,302
Deposit with broker for securities sold short, written options and total return swap contracts	16,529,295	–
Receivable for investments sold	887,052	387,730
Receivable for shares sold	942,021	1,850
Receivable due from advisor	–	10,755
Dividends receivable	14,095	3,496
Prepaid assets	29,217	38,561

Total Assets	100,510,884	20,443,914

LIABILITIES:
Securities sold short (proceeds $17,266,382 and $125,400)	18,384,295	112,332
Written options, at value (premiums received $708,803 and $6,083)	677,624	3,280
Payable due to broker for securities sold short, written options and total return swap contracts	–	2,993,807
Payable for total return swap contract payments	39	35,024
Payable for dividends on securities sold short	–	684
Unrealized depreciation on total return swap contracts	6,623	488,860
Payable for investments purchased	736,174	491,361
Payable for shares redeemed	14,900	459,023
Payable due to investment advisor	85,001	–
Payable for distribution and service fees	3,823	620
Payable to trustees	343	343
Accrued expenses and other liabilities	70,788	40,392

Total Liabilities	19,979,610	4,625,726

NET ASSETS	$80,531,274	$15,818,188

NET ASSETS CONSIST OF:
Paid-in capital	$77,205,706	$15,987,600
Accumulated net investment loss	(344,586)	(5,472)
Accumulated net realized gain/(loss) on investments, securities sold short, written options and total return swaps contracts	775,793	(587,237)
Net unrealized appreciation on investments, securities sold short, written options and total return swap contracts	2,894,361	423,297

NET ASSETS	$80,531,274	$15,818,188

    See Notes to Financial Statements.

Semi-Annual Report | April 30, 2013	39

Whitebox Mutual Funds	Statements of Assets and Liabilities (continued)
April 30, 2013 (Unaudited)

	Whitebox Tactical Opportunities	Whitebox Long Short Equity
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share(a)	$11.88	$9.96
Net Assets	$6,066,358	$859,831
Shares of beneficial interest outstanding	510,776	86,329
Maximum offering price per share (NAV/0.955, based on maximum sales charge of 4.50% of the offering price)	$12.44	$10.43

Advisor Class:
Net Asset Value, offering and redemption price per share	$11.90	$9.95
Net Assets	$13,448,423	$2,274,298
Shares of beneficial interest outstanding	1,130,184	228,488

Institutional Class:
Net Asset Value, offering and redemption price per share	$11.93	$9.97
Net Assets	$61,016,493	$12,684,059
Shares of beneficial interest outstanding	5,114,952	1,272,534

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

  See Notes to Financial Statements.

40	www.whiteboxmutualfunds.com

Whitebox Mutual Funds	Statements of Operations
For the Six Months Ended April 30, 2013 (Unaudited)

	Whitebox Tactical Opportunities	Whitebox Long Short Equity(a)

INVESTMENT INCOME:
Dividends	$232,908	$150,873
Foreign taxes withheld	(1,164)	(142)

Total Investment Income	231,744	150,731

EXPENSES:
Investment advisory fee	238,065	131,139
Administration fee	70,234	36,199
Distribution and service fees
Investor Class	6,143	758
Advisor Class	12,753	1,174
Custodian fee	10,239	9,973
Legal and audit fees	36,457	27,855
Transfer agent fee	27,615	13,493
Trustees’ fees and expenses	19,093	19,093
State registration fees	18,201	1,818
Dividend expense on securities sold short	140,955	1,316
Interest expense	59,124	4,331
Offering cost expense	24,063	101,733
Other expenses	17,182	4,659

Total expenses	680,124	353,541

Less fees waived/reimbursed by investment advisor
Investor Class	(22,082)	(7,002)
Advisor Class	(44,925)	(10,934)
Institutional Class	(72,753)	(179,402)

Total Net Expenses	540,364	156,203

NET INVESTMENT LOSS:	(308,620)	(5,472)

Net realized gain on investments	1,131,712	1,441,038
Net realized loss on securities sold short	(96,033)	(926)
Net realized loss on written options	(98,131)	(87)
Net realized loss on total return swap contracts	(9,822)	(2,027,262)
Net change in unrealized appreciation on investments	3,402,388	896,286
Net change in unrealized appreciation/(depreciation) on securities sold short	(1,036,797)	13,068
Net change in unrealized appreciation/(depreciation) on written options	(38,885)	2,803
Net change in unrealized depreciation on total return swap contracts	(6,623)	(488,860)

Net realized and unrealized gain/(loss) on investments, securities sold short, written options and total return swap contracts	3,247,809	(163,940)

Net increase/(decrease) in net assets resulting from operations	$2,939,189	$(169,412)

(a)	The Fund commenced operations on November 1, 2012.

See Notes to Financial Statements.
Semi-Annual Report | April 30, 2013	41

Whitebox Tactical Opportunities Fund	Statements of Changes in Net Assets

	Six Months Ended April 30, 2013 (Unaudited)	For the Period December 1, 2011 (Inception) to October 31, 2012
OPERATIONS:
Net investment loss	$(308,620)	$(22,683)
Net realized gain on investments	1,131,712	154,587
Net realized loss on securities sold short	(96,033)	–
Net realized loss on written options	(98,131)	–
Net realized loss on total return swap contracts	(9,822)	–
Net change in unrealized appreciation on investments, securities sold short, written options and total return swap contracts	2,320,083	574,278

Net increase in net assets resulting from operations	2,939,189	706,182

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class	(8,138)	–
Advisor Class	(16,034)	–
Institutional Class	(13,650)	–
From net realized gains on investments:
Investor Class	(65,834)	–
Advisor Class	(135,241)	–
Institutional Class	(103,910)	–

Total distributions	(342,807)	–

CAPITAL SHARE TRANSACTIONS (NOTE 8):
Investor Class
Shares sold	2,094,524	3,851,833
Dividends reinvested	73,576	–
Shares redeemed, net of redemption fees	(338,024)	(92,849)

Net increase from share transactions	1,830,076	3,758,984

Advisor Class
Shares sold	7,196,705	9,597,212
Dividends reinvested	141,628	–
Shares redeemed, net of redemption fees	(2,367,201)	(1,781,298)

Net increase from share transactions	4,971,132	7,815,914

Institutional Class
Shares sold	55,774,658	5,314,769
Dividends reinvested	114,466	–
Shares redeemed, net of redemption fees	(2,261,603)	(189,686)

Net increase from share transactions	53,627,521	5,125,083

Net increase in net assets	63,025,111	17,406,163

NET ASSETS:
Beginning of period	17,506,163	100,000

End of period (including accumulated net investment income/(loss) of $(344,586) and $1,856)	$80,531,274	$17,506,163

See Notes to Financial Statements.
42	www.whiteboxmutualfunds.com

Whitebox Long Short Equity Fund	Statement of Changes in Net Assets

For the Period November 1, 2012 (Commencement) to April 30, 2013 (Unaudited)
OPERATIONS:
Net investment loss	$(5,472)
Net realized gain on investments	1,441,038
Net realized loss on securities sold short	(926)
Net realized loss on written options	(87)
Net realized loss on total return swap contracts	(2,027,262)
Net change in unrealized appreciation on investments, securities sold short, written options and total return swap contracts	423,297

Net decrease in net assets resulting from operations	(169,412)

CAPITAL SHARE TRANSACTIONS (NOTE 8):
Investor Class
Shares sold	858,036

Net increase from share transactions	858,036

Advisor Class
Shares sold	2,798,472
Shares redeemed, net of redemption fees	(521,740)

Net increase from share transactions	2,276,732

Institutional Class
Shares sold	25,043,030
Shares redeemed, net of redemption fees	(12,190,198)

Net increase from share transactions	12,852,832

Net increase in net assets	15,818,188

NET ASSETS:
Beginning of period	–

End of period (including accumulated net investment loss of $(5,472))	$15,818,188

    See Notes to Financial Statements.

Semi-Annual Report | April 30, 2013	43

Whitebox Tactical Opportunities Fund	Financial Highlights
Investor Class

For a share outstanding throughout the periods presented.

	Six Months Ended April 30, 2013 (Unaudited)		For the Period December 1, 2011 (Inception) to October 31, 2012

NET ASSET VALUE, BEGINNING OF PERIOD	$11.43		$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.06)		(0.03)
Net realized and unrealized gain on investments	0.71		1.46

Total from Investment Operations	0.65		1.43

LESS DISTRIBUTIONS:
From investment income	(0.02)		–
From net realized gains	(0.18)		–

Total Distributions	(0.20)		–

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00	(b)	0.00	(b)

NET INCREASE IN NET ASSET VALUE	0.45		1.43

NET ASSET VALUE, END OF PERIOD	$11.88		$11.43

TOTAL RETURN	5.75%	(c)	14.30%	(c)

RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$6,066		$4,031

RATIOS TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)	3.34%	(e)	10.16%	(e)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	2.44%	(e)	1.92%	(e)
Ratio of net investment loss to average net assets	(1.10)%	(e)	(0.34)%	(e)

PORTFOLIO TURNOVER RATE	38%	(c)	74%	(c)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)

Dividend expense on securities sold short and interest expense totaled 0.84% (annualized) and 0.32% (annualized) of the average net assets for the periods ended April 30, 2013 and October 31, 2012, respectively.

(e)	Annualized.

See Notes to Financial Statements.
44	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Financial Highlights
Advisor Class

For a share outstanding throughout the periods presented.

	Six Months Ended April 30, 2013 (Unaudited)		For the Period December 1, 2011 (Inception) to October 31, 2012

NET ASSET VALUE, BEGINNING OF PERIOD	$11.44		$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.06)		(0.05)
Net realized and unrealized gain on investments	0.71		1.49

Total from Investment Operations	0.65		1.44

LESS DISTRIBUTIONS:
From investment income	(0.02)		–
From net realized gains	(0.18)		–

Total Distributions	(0.20)		–

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.01		0.00	(b)

NET INCREASE IN NET ASSET VALUE	0.46		1.44

NET ASSET VALUE, END OF PERIOD	$11.90		$11.44

TOTAL RETURN	5.83%	(c)	14.40%	(c)

RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$13,448		$8,022

RATIOS TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)	3.32%	(e)	7.28%	(e)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	2.44%	(e)	1.92%	(e)
Ratio of net investment loss to average net assets	(1.11)%	(e)	(0.46)%	(e)

PORTFOLIO TURNOVER RATE	38%	(c)	74%	(c)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)

Dividend expense on securities sold short and interest expense totaled 0.84% (annualized) and 0.32% (annualized) of the average net assets for the periods ended April 30, 2013 and October 31, 2012, respectively.

(e)	Annualized.

See Notes to Financial Statements.
Semi-Annual Report | April 30, 2013	45

Whitebox Tactical Opportunities Fund	Financial Highlights
Institutional Class

For a share outstanding throughout the periods presented.

	Six Months Ended April 30, 2013 (Unaudited)		For the Period December 1, 2011 (Inception) to October 31, 2012

NET ASSET VALUE, BEGINNING OF PERIOD	$11.46		$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.08)		(0.02)
Net realized and unrealized gain on investments	0.75		1.48

Total from Investment Operations	0.67		1.46

LESS DISTRIBUTIONS:
From investment income	(0.02)		–
From net realized gains	(0.18)		–

Total Distributions	(0.20)		–

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00	(b)	0.00	(b)

NET INCREASE IN NET ASSET VALUE	0.47		1.46

NET ASSET VALUE, END OF PERIOD	$11.93		$11.46

TOTAL RETURN	5.93%	(c)	14.60%	(c)

RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$61,016		$5,453

RATIOS TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)	2.64%	(e)	9.44%	(e)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	2.19%	(e)	1.67%	(e)
Ratio of net investment loss to average net assets	(1.38)%	(e)	(0.17)%	(e)

PORTFOLIO TURNOVER RATE	38%	(c)	74%	(c)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)

Dividend expense on securities sold short and interest expense totaled 0.84% (annualized) and 0.32% (annualized) of the average net assets for the periods ended April 30, 2013 and October 31, 2012, respectively.

(e)	Annualized.

See Notes to Financial Statements.
46	www.whiteboxmutualfunds.com

Whitebox Long Short Equity Fund	Financial Highlights
Investor Class

For a share outstanding throughout the period presented.

For the Period November 1, 2012 (Commencement) to April 30, 2013 (Unaudited)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.03)
Net realized and unrealized loss on investments	(0.01)

Total from Investment Operations	(0.04)

NET DECREASE IN NET ASSET VALUE	(0.04)

NET ASSET VALUE, END OF PERIOD	$9.96

TOTAL RETURN	(0.40)%(b)

RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$860

RATIOS TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets excluding fee waivers and reimbursements(c)	4.32%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(c)	2.01%(d)
Ratio of net investment loss to average net assets	(0.70)%(d)

PORTFOLIO TURNOVER RATE	173%(b)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Not Annualized.
(c)	Dividend expense on securities sold short and interest expense totaled 0.06% (annualized) of the average net assets for the period ended April 30, 2013.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2013	47

Whitebox Long Short Equity Fund	Financial Highlights
Advisor Class

For a share outstanding throughout the period presented.

For the Period November 1,2012 (Commencement)to April 30, 2013 (Unaudited)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.06)
Net realized and unrealized gain on investments	0.01

Total from Investment Operations	(0.05)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00 (b)

NET DECREASE IN NET ASSET VALUE	(0.05)

NET ASSET VALUE, END OF PERIOD	$9.95

TOTAL RETURN	(0.50)%(c)

RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$2,274

RATIOS TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)	4.34%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	2.01%(e)
Ratio of net investment loss to average net assets	(1.15)%(e)

PORTFOLIO TURNOVER RATE	173%(c)

(a)Per	share amounts are based upon average shares outstanding.
(b)Less	than $0.005 per share.
(c)Not	Annualized.
(d)Dividend	expense on securities sold short and interest expense totaled 0.06% (annualized) of the average net assets for the period ended April 30, 2013.
(e)Annualized.

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2013	49

Whitebox Long Short Equity Fund	Financial Highlights
Institutional Class

For a share outstanding throughout the period presented.

For the Period November 1, 2012 (Commencement) to April 30, 2013 (Unaudited)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)	0.00(b)
Net realized and unrealized loss on investments	(0.03)

Total from Investment Operations	(0.03)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00(b)

NET DECREASE IN NET ASSET VALUE	(0.03)

NET ASSET VALUE, END OF PERIOD	$9.97

TOTAL RETURN	(0.30)%(c)

RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$12,684

RATIOS TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)	4.02%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	1.76%(e)
Ratio of net investment income to average net assets	0.03%(e)

PORTFOLIO TURNOVER RATE	173%(c)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Dividend expense on securities sold short and interest expense totaled 0.06% (annualized) of the average net assets for the period ended April 30, 2013.
(e)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2013	49

Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2013 (Unaudited)

1. ORGANIZATION

Whitebox Mutual Funds (the “Trust”) was organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The Trust currently offers shares of beneficial interest of Whitebox Tactical Opportunities Fund and Whitebox Long Short Equity Fund (each, a “Fund” and together, the “Funds”). The Whitebox Long Short Equity Fund commenced operations on November 1, 2012. The investment objective of the Whitebox Tactical Opportunities Fund is to provide investors with a high level of total investment return, consistent with prudent investment management. The investment objective of the Whitebox Long Short Equity Fund is to provide investors with consistent investment returns with low correlation to the U.S. equity markets. The Funds are classified as non-diversified as defined in the 1940 Act.

The Funds are authorized to issue its shares in three share classes; Investor Shares (offered generally and subject to a front-end sales charge for investments of up to $1 million and a contingent deferred sales charge for investments $1 million or more), Advisor Shares (offered without a front-end or contingent deferred sales charge only to clients of registered investment advisors and participants in certain employee benefit plans) and Institutional Shares (offered without a front-end or contingent deferred sales charge to institutions and individuals investing at least $5 million). All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters solely affecting such class.

2 . SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

The preparation of financial statements in accordance with GAAP requires management to make certain estimates and assumptions that affect the reported amounts in the financial statements during the reporting period. Management believes these estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities.

(a)

Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, sales price on the Composite Market. Lacking any sales, securities are valued at the mean between the most recent quoted bid and asked prices on the principal exchange or market. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange or using methods determined by Whitebox Advisors, LLC (the “Advisor”) pursuant to procedures established under the general supervision and responsibility of the Trust’s Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Fund’s securities traded on those foreign exchanges. These foreign equity securities are generally categorized as Level 2 in the hierarchy. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortization or accretion. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods

50	www.whiteboxmutualfunds.com

Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2013 (Unaudited)

determined by the Advisor. The Board of Trustees may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined but prior to the time at which the Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Adviser and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

(b)

The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (“the Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting their liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Funds are subject to a redemption fee of 2% if redeemed within 60 days of purchase.

(c)

The Funds policy is to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable income, as well as net realized gains from the sale of investment securities to shareholders. The Funds accordingly pays no Federal income taxes, and no Federal income tax provision is recorded.

As of and during the six months ended April 30, 2013, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds file income tax returns in the U.S. federal jurisdiction and Minnesota.

(d)

For financial reporting purposes, transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes. Expenses that are specific to a class of share are charged directly to that share class. Common expenses are allocated daily to each class of shares based upon its proportionate share of total net assets of each Fund.

(e)

A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “Act”) or pursuant to the resale limitations provided by Rule 144 under the Act, or an exemption from the registration requirements of the Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered to be illiquid. As of April 30, 2013, the Funds did not hold any restricted securities.

Semi-Annual Report | April 30, 2013	51

Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2013 (Unaudited)

3. FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Funds investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 -	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date.
Level 2 -

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or input other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability.

Level 3 -

Significant unobservable prices or inputs (including the Board of Trustees’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2013:

Whitebox Tactical Opportunities

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks(a)	$36,445,191	$–	$–	$36,445,191
Exchange Traded Funds	14,999,276	–	–	14,999,276
Purchased Options	1,351,520	–	–	1,351,520
Rights	788,184	–	–	788,184
Short Term Investments	27,982,507	–	–	27,982,507

Total	$81,566,678	$–	$–	$81,566,678

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Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2013 (Unaudited)

Other Financial Instruments
Liabilities
Common Stocks(a)	$(6,006,237)	$–	$–	$(6,006,237)
Exchange Traded Funds	$(12,378,058)	$–	$–	$(12,378,058)
Written Options	(677,624)	–	–	(677,624)
Total Return Swap Contracts	–	$(6,623)	$–	(6,623)

Total	$(19,061,919)	$(6,623)	$–	$(19,068,542)

Whitebox Long Short Equity
Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks(a)
Insurance	$–	$25,183	$–	$25,183
Other	13,792,365	–	–	13,792,365
Preferred Stocks	2,377	–	–	2,377
Exchange Traded Funds	1,614,707	–	–	1,614,707
Purchased Options	19,890	–	–	19,890
Rights	21,840	–	–	21,840
Warrants	–	73,705	–	73,705
Short Term Investments	4,432,153	–	–	4,432,153

Total	$19,883,332	$98,888	$–	$19,982,220

Other Financial Instruments

Liabilities
Exchange Traded Funds	$(112,332)	$–	$–	$(112,332)
Written Options	(3,280)	–	–	(3,280)
Total Return Swap Contracts	–	$(488,860)	$–	(488,860)

Total	$(115,612)	$(488,860)	$–	$(604,472)

(a)	For detailed descriptions of industries, see the accompanying Statement of Investments.

The Funds recognize transfers between levels at the end of the reporting period. There were no transfers between Level 1 and Level 2 during the six months ended April 30, 2013. For the six months ended April 30, 2013, the Funds did not have unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable.

Semi-Annual Report | April 30, 2013	53

Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2013 (Unaudited)

4. DERIVATIVE INSTRUMENTS

The Funds may invest in a broad array of financial instruments and securities, the value of which is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate, or a currency. In particular, the Funds may engage in transactions in options, futures, options on futures contracts (a) to hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return or (d) to invest in eligible asset classes with a greater efficiency and lower cost than is possible through direct investment.

Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Funds or any counterparty.

Market Risk Factors: In pursuit of its investment objectives, the Funds may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Purchased and Written Options: Options and futures can be highly volatile investments and involve certain risks. These strategies require the ability to anticipate future movements in securities prices, interest rates, currency exchange rates and other economic factors. Attempts to use such investments may not be successful and could result in reduction of the Funds’ total return. The Funds could experience losses if the prices of its options or futures positions move in a direction different than anticipated, or if the Funds were unable to close out its positions due to disruptions in the market or lack of liquidity. Over-the-counter options generally involve greater

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Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2013 (Unaudited)

credit and liquidity risks than exchange-traded options. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to the Funds if the other party to the contract defaults.

The Funds’ use of options and futures and other investment techniques for hedging purposes involves the risk that changes in the value of a hedging investment will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they can also reduce or eliminate portfolio gains.

Written option activity for the six months ended April 30, 2013 was as follows:

Whitebox Tactical Opportunities

	Written Call Options		Written Put Options
	Contracts	Premiums	Contracts	Premiums
Outstanding, October 31, 2012	526	$106,015	255	$48,308
Positions opened	4,346	596,335	3,004	606,877
Exercised	(352)	(23,487)	(579)	(110,161)
Expired	(746)	(103,475)	(845)	(127,314)
Closed	(1,556)	(202,137)	(253)	(82,158)

Outstanding, April 30, 2013	2,218	$373,251	1,582	$335,552

Market Value, April 30, 2013		$(445,218)		$(232,406)

Whitebox Long Short Equity
	Written Call Options		Written Put Options
	Contracts	Premiums	Contracts	Premiums
Outstanding, October 31, 2012	–	$–	–	$–
Positions opened	312	13,924	165	7,782
Exercised	–	–	(20)	(1,284)
Expired	(87)	(3,435)	(125)	(5,788)
Closed	(62)	(4,406)	(20)	(710)

Outstanding, April 30, 2013	163	$6,083	–	$–

Market Value, April 30, 2013		$(3,280)		$–

The number of options contracts held at April 30, 2013 is representative of options activity during the six months ended April 30, 2013.

Total Return Swaps: In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Certain categories of swap agreements often have terms of greater than seven days and may be considered illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap

Semi-Annual Report | April 30, 2013	55

Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2013 (Unaudited)

agreement counter-party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Total Return Swaps. Each Fund may invest in total return swaps. Total return swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

Use of Segregated and Other Special Accounts: Use of many derivatives by a Fund will require, among other things, that the Fund designate liquid assets to cover its obligations under the derivative to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or otherwise. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation (determined each business day) must be designated.

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Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2013 (Unaudited)

The effect of derivative instruments on the Statements of Assets and Liabilities as of April 30, 2013:

Derivatives Not Accounted for as Hedging Instruments	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liabilitiy Derivatives Statement of Assets and Liabilities Location	Fair Value
Whitebox Tactical Opportunities
Equity Contracts (Total Return Swap Contracts)	N/A	N/A	Unrealized depreciation on total return swap contracts	$6,623
Equity Contracts (Purchased Options)	Investments, at value	$1,351,520	N/A	N/A
Equity Contracts (Written Options)	N/A	N/A	Written options, at value	677,624

		$1,351,520		$684,247

Whitebox Long Short Equity
Equity Contracts (Total Return Swap Contracts)	N/A	N/A	Unrealized depreciation on total return swap contracts	$488,860
Equity Contracts (Purchased Options)	Investments, at value	$19,890	N/A	N/A
Equity Contracts (Written Options)	N/A	N/A	Written options, at value	3,280
Equity Contracts (Warrants)	Investments, at value	73,705	N/A	N/A

		$93,595		$492,140

Semi-Annual Report | April 30, 2013	57

Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2013 (Unaudited)

The effect of derivatives instruments on the Statements of Operations for the six months ended April 30, 2013:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain/(Loss) on Derivatives Recognized in Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Whitebox Tactical Opportunities
Equity Contracts (Total Return Swap Contracts)	Net realized loss on total return swap contracts/Net change in unrealized depreciation on total return swap contracts	$(9,822)	$(6,623)
Equity Contracts (Purchased Options)	Net realized gain on investments/Net change in unrealized appreciation on investments	$541	$229,375
Equity Contracts (Written Options)	Net realized loss on written options/Net change in unrealized appreciation/(depreciation) on written options	(98,131)	(38,885)

Total		$(107,412)	$183,867

Whitebox Long Short Equity
Equity Contracts (Total Return Swap Contracts)	Net realized loss on total return swap contracts/Net change in unrealized depreciation on total return swap contracts	$(2,027,262)	$(488,860)
Equity Contracts (Purchased Options)	Net realized gain on investments/Net change in unrealized appreciation on investments	$29,581	$5,589
Equity Contracts (Written Options)	Net realized loss on written options/Net change in unrealized appreciation/(depreciation) on written options	(87)	2,803
Equity Contracts (Warrants)	Net realized gain on investments/Net change in unrealized appreciation on investments	1,250	(15,552)

Total		$(1,996,518)	$(496,020)

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Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2013 (Unaudited)

5. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an Investment Advisory Agreement (the “Agreement”) with Whitebox Advisors, LLC (the “Adviser”), with whom certain officers and one trustee of the Trust are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Whitebox Tactical Opportunities Fund and the Whitebox Long Short Equity Fund compensates the Adviser for its management services at the annual rate of 1.00% and 1.50%, respectively, of each Funds average daily net assets.

The Funds have entered into a Fee Waiver and Expense Limitation Agreement with the Adviser whereby the Adviser has agreed to waive, through October 31, 2013, its management fee and/or reimburse each Fund’s other expenses (exclusive of dividend expense and other extraordinary expenses), to the extent necessary to ensure that the Whitebox Tactical Opportunities Fund operating expenses do not exceed 1.60% of the average daily net assets attributable to the Fund’s Investor Shares and Advisor Shares and 1.35% of the average daily net assets attributable to the Fund’s Institutional Shares and the Whitebox Long Short Equity Fund operating expenses do not exceed 1.95% of the average daily net assets attributable to the Fund’s Investor Shares and Advisor Shares and 1.70% of the average daily net assets attributable to the Fund’s Institutional Shares. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal year are less than the respective expense cap limitations, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

As of April 30, 2013, the Adviser may in the future recoup the amounts as follows:

Fund	Expires October 31, 2015	Expires October 31, 2016
Whitebox Tactical Opportunities
Investor Class	$197,550	$22,082
Advisor Class	129,539	44,925
Institutional Class	153,610	72,753

Whitebox Long Short Equity
Investor Class	N/A	$7,002
Advisor Class	N/A	10,934
Institutional Class	N/A	179,402

ALPS Fund Services, Inc. acts the Funds administrator, accountant, and transfer agent. ALPS Distributors, Inc., an affiliate of ALPS Fund Services, Inc., provides distribution services for the Funds. Fees for administration, accounting and distribution services are 0.05% on the first $500 million of managed assets in the Trust, 0.025% on the next $500 million of managed assets and 0.015% on managed assets in excess of $1 billion, subject to an annual minimum fee of $197,000. Fees for transfer agent services include annual open account fees of $7 or $9 per account (depending on the type of account), and are likewise subject to an annual minimum fee of $25,000. In addition to the fees described, there are various additional out-of-pocket expenses that are paid for these services provided to the Fund.

Semi-Annual Report | April 30, 2013	59

Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2013 (Unaudited)

The Funds Investor Shares are assessed a front-end sales charge for investments of up to $1 million, and a contingent deferred sales charge for investments of $1 million or more. Neither the Funds Advisor Shares nor Institutional Shares bear any front-end or contingent deferred sales charges. The Funds Investor Shares and Advisor Shares bear Rule 12b-1 shareholder servicing fees of 0.25% per annum on the average daily net assets attributed to each such class of Shares. The Institutional Shares are not subject to any sales charges or Rule 12b-1 fees. As distributor of the Funds shares, ALPS Distributors, Inc. receives all front-end and contingent deferred sales charges and Rule 12b-1 fees, and retains the portion of such charges and fees not passed through to broker-dealers and other financial intermediaries involved in selling each Funds shares and servicing Fund shareholders.

The Funds have entered into an agreement with a third-party custodian to provide custody services to the Funds. The Funds will pay the custodian a fee of 0.0075% of each Funds’ first $500 million of average daily net assets and 0.005% on the next $500 million of average daily net assets, plus daily transaction fees and out-of-pocket expenses, subject to an annual minimum fee of $20,000.

6. FEDERAL INCOME TAXES

	Tax Cost of Investments	Gross Unrealized Appreciation of Investments	Gross Unrealized Depreciation of Investments	Net Tax Unrealized Appreciation/ (Depreciation)
Whitebox Tactical Opportunities	$77,578,960	$5,501,128	$(1,698,046)	$3,803,082
Whitebox Long Short Equity	$19,340,730	$1,178,816	$(537,326)	$641,490

The difference between the cost of portfolio investments on a tax basis and financial statement cost for the Funds is due primarily to the deferral of wash sale losses and to the differing treatment of certain investments under income tax regulations and GAAP.

Tax Distributions: The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year end: accordingly, tax basis balances have not been determined as of April 30, 2013.

7. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six months ended April 30, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities and transfers in-kind) were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Whitebox Tactical Opportunities	$44,429,509	$11,121,184
Whitebox Long Short Equity	24,608,767	32,287,720

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Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2013 (Unaudited)

8. CAPITAL SHARE TRANSACTIONS

Shares redeemed within 60 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. For the six months ended April 30, 2013, the amounts listed below were retained by the Fund.

Fund	Redemption Fee Retained
Whitebox Tactical Opportunities Fund - Investor Class		$22
Whitebox Tactical Opportunities Fund - Advisor Class		5,788
Whitebox Tactical Opportunities Fund - Institutional Class		1,405
Whitebox Long Short Equity Fund - Advisor Class		100
Whitebox Long Short Equity Fund - Institutional Class		530

Transactions in shares of capital stock were as follows:

	Six Months Ended April 30, 2013 (Unaudited)	For the Period December 1, 2011 (Inception) to October 31, 2012
Whitebox Tactical Opportunities
Investor Class
Shares sold	180,795	360,936
Dividends reinvested	6,420	–
Shares redeemed	(29,177)	(8,198)

Net increase in shares outstanding	158,038	352,738

Advisor Class
Shares sold	620,815	859,650
Dividends reinvested	12,348	–
Shares redeemed	(204,400)	(158,229)

Net increase in shares outstanding	428,763	701,421

Institutional Class
Shares sold	4,822,080	482,530
Dividends reinvested	9,962	–
Shares redeemed	(193,009)	(16,611)

Net increase in shares outstanding	4,639,033	465,919

Semi-Annual Report | April 30, 2013	61

Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2013 (Unaudited)

For the Period November 1, 2012 (Commencement) to April 30, 2013 (Unaudited)
Whitebox Long Short Equity
Investor Class
Shares sold	86,329

Net increase in shares outstanding	86,329

Advisor Class
Shares sold	281,263
Shares redeemed	(52,775)

Net increase in shares outstanding	228,488

Institutional Class
Shares sold	2,496,334
Shares redeemed	(1,223,800)

Net increase in shares outstanding	1,272,534

9. TRUSTEE AND OFFICERS FEES

The Independent Trustees of the Trust receive an annual fee in the amount of $15,000 and an additional $2,500 for attending each regularly scheduled Board or combined Board and Audit Committee meeting. The Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. No Interested Trustee, officer or employee of the Adviser or any of its affiliates receives any compensation from the Trust or the Funds for serving as an Interested Trustee, officer or employee of the Trust or the Funds.

10. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting arrangements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

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Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2013 (Unaudited)

11. CONTINGENCIES AND COMMITMENTS

Pursuant to the Funds Declaration of Trust, Investment Advisory Agreement and Distribution Agreement, officers, trustees, employees and agents of the Funds will not be liable to the Funds, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Funds, subject to the same exceptions. The Funds have purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Fund against the cost of indemnification payments to officers under certain circumstances.

Semi-Annual Report | April 30, 2013	63

Whitebox Mutual Funds	Additional Information
April 30, 2013 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and are available, (1) without charge, upon request, by calling 1–855–296–2866 and (2) on the SEC’s website at http://ww.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12–month period ended June 30 will be available (1) without charge, upon request, by calling the Funds at the number above and (2) on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N–Q. The Fund’s Forms N–Q are available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. Additionally, you may obtain copies of the Fund’s form N–Q by calling the Fund at 1–855–296–2866. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1–800–SEC–0330, (1–800–732–0330).

3. ADVISORY AGREEMENT APPROVAL

Whitebox Tactical Opportunities Fund

The Board of Trustees met in person on February 7, 2013 to consider, among other things, the Whitebox Tactical Opportunities Fund’s investment advisory agreement (the “Tactical Opportunities Advisory Agreement”). At the meeting, the Board reviewed and considered information about the Fund’s fees and expenses, performance, and the other information discussed below. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act) of any party to the Tactical Opportunities Advisory Agreement or any of their affiliates (the “Independent Trustees”), approved the renewal of the Tactical Opportunities Advisory Agreement.

In approving the renewal of the Tactical Opportunities Advisory Agreement, the Trustees: (1) requested and evaluated materials from the Advisor; (2) consulted with counsel to the Fund and independent legal counsel to the Independent Trustees; and (3) discussed the Tactical Opportunities Advisory Agreement in executive session with independent counsel, at which no representatives of the Advisor were present. The Trustees did not consider any single factor as determinative in reaching their determination to renew the Tactical Opportunities Advisory Agreement. However, based on the totality of the facts and the information that the Trustees reviewed and considered, the Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in the Tactical Opportunities Advisory Agreement, was fair and reasonable and that the renewal of the Tactical Opportunities Advisory Agreement was in the best interests of the Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Tactical Opportunities Advisory Agreement. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor since the inception of the Fund. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team responsible for the day-to-day management of

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Whitebox Mutual Funds	Additional Information
April 30, 2013 (Unaudited)

the Fund and the infrastructure supporting the team. The Trustees also considered the quality of the material service providers to the Fund, who provide administrative and distribution services on behalf of the Fund. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality services to the Fund, their overall confidence in the Advisor and its responsiveness to questions and concerns raised by the Trustees. Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor since the inception of the Fund.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor in providing services to the Fund since its inception. The Trustees reviewed and discussed this information. The Trustees recognized that this information was not audited. The Trustees noted that the Advisor had by agreement waived its management fee and/or reimbursed expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses at no more than 1.60%, 1.60% and 1.35% of the Fund’s Investor Shares, Advisor Shares and Institutional Shares, respectively, exclusive of interest, taxes, dividend expense, borrowing costs, acquired fund fees and expenses, interest expense related to short sales, and extraordinary expenses. The Trustees concluded that the Advisor would not realize any meaningful profits unless and until the Fund’s assets increased substantially.

Advisory Fee and Economies of Scale

The Trustees also reviewed reports comparing the Fund’s expense ratio and the advisory fee paid by the Fund to those of other comparable mutual funds and concluded that the Fund’s expense ratio and the advisory fee paid by the Fund were within the range of comparable mutual funds. The Trustees noted that the investment advisory fee was not adjusted if economies of scale were realized as the Fund grew, but did not consider that factor to be significant in light of the other factors considered.

Fees Relative to the Advisor’s Other Clients

The Trustees received and considered information about the general fee rates charged to the Advisor’s other clients, and concluded that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

At each quarterly meeting, the Trustees review a report prepared by the Advisor comparing each Class’ investment performance to the S&P 500 Index and the Barclays U.S. Aggregate Bond Index. Based on this information and quarterly discussions regarding the Fund’s investment performance, the Trustees believe that the Advisor manages the Fund in a manner that is materially consistent with its stated objective and style. The Trustees noted that each Class had outperformed the S&P 500 Index and significantly outperformed the Barclays U.S. Aggregate Bond Index for the one year period ended December 31, 2012; that each Class had only slightly underperformed the S&P 500 Index since inception; and that each Class had significantly outperformed the Barclays U.S. Aggregate Bond Index since inception. Based upon the foregoing information, the Trustees concluded that the Fund’s investment performance had been good and had confidence in the investment personnel of the Advisor managing the Fund.

Semi-Annual Report | April 30, 2013	65

Whitebox Mutual Funds	Additional Information
April 30, 2013 (Unaudited)

Whitebox Long Short Equity Fund

The Board of Trustees met in person on October 22, 2012 to consider, among other things, the Whitebox Long Short Equity Fund’s investment advisory agreement (the “Long Short Equity Advisory Agreement”). At the meeting, the Board reviewed and considered information about the Fund’s estimated fees and expenses, the performance of the Fund’s predecessor, and the other information discussed below. The Trustees, including the Independent Trustees, approved the Long Short Equity Advisory Agreement.

The Trustees noted that the Fund is new and has no performance information to report. However, the Fund is the successor to Whitebox Long Short Equity Partners, L.P. (the “Predecessor Fund”), a private investment company managed by the Adviser since June 1, 2004. The Predecessor Fund’s investment policies, objectives, guidelines and restrictions are in all material respects equivalent to those employed by the Fund. The Predecessor Fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act or the Internal Revenue Code, which if they had been applicable, might have adversely affected its performance.

In approving the Long Short Equity Advisory Agreement, the Trustees: (1) requested and evaluated materials from the Advisor; (2) consulted with counsel to the Fund and independent legal counsel to the Independent Trustees; and (3) discussed the Long Short Equity Advisory Agreement in executive session with independent counsel, at which no representatives of the Advisor were present. The Trustees did not consider any single factor as determinative in reaching their determination to approve the Long Short Equity Advisory Agreement. However, based on the totality of the facts and the information that the Trustees reviewed and considered, the Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in the Long Short Equity Advisory Agreement, was fair and reasonable and that the approval of the Long Short Equity Advisory Agreement was in the best interests of the Fund and its future shareholders.

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Predecessor Funds and to be provided to the Fund under the Long Short Equity Advisory Agreement. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Predecessor Fund by, investment personnel of the Advisor that will manage the Fund. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team responsible for the day-to-day management of the Predecessor Fund (and the Fund going forward) and the infrastructure supporting the team. The Trustees also considered the quality of the material service providers to the Fund, who will provide administrative and distribution services on behalf of the Fund. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality services to the Fund, their overall confidence in the Advisor and its responsiveness to questions and concerns raised by the Trustees. Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Predecessor Fund, and to be provided to the Fund, by the Advisor.

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Whitebox Mutual Funds	Additional Information
April 30, 2013 (Unaudited)

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the expected profitability to the Advisor in providing services to the Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information was not audited. The Trustees noted that the Advisor had agreed to waive its management fee and/or reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses at no more than 1.95%, 1.95% and 1.70% of the Fund’s Investor Shares, Advisor Shares and Institutional Shares, respectively, exclusive of interest, taxes, dividend expense, borrowing costs, acquired fund fees and expenses, interest expense related to short sales, and extraordinary expenses. The Trustees concluded that the Advisor would not realize any meaningful profits unless and until the Fund’s assets increase substantially.

Advisory Fee and Economies of Scale

The Trustees also reviewed reports comparing the Fund’s expected expense ratio and the advisory fee to be paid by the Fund to those of other comparable mutual funds and concluded that the Fund’s expected expense ratio and the advisory fee to be paid by the Fund were within the range of comparable mutual funds. The Trustees noted that the investment advisory fee will not be adjusted if economies of scale are realized as the Fund grows, but did not consider that factor to be significant in light of the other factors considered.

Fees Relative to the Advisor’s Other Clients

The Trustees received and considered information about the general fee rates charged to the Advisor’s other clients, and concluded that the fee rates to be charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

While the Trustees noted that the Predecessor Fund’s past performance is not necessarily an indication of how the Fund will perform in the future, the Trustees reviewed the performance of the Predecessor Fund. The Trustees noted that the Predecessor Fund had outperformed the S&P 500 Index and the HFRI EH Equity Market Neutral Index for the one year period, the five year period, and since the Predecessor Fund’s inception. Based on this information, the Trustees believe that the Advisor will be able to manage the Fund in a manner that is materially consistent with its stated objective and style, with the expectation that the Fund may perform well on a relative basis.

Semi-Annual Report | April 30, 2013	67

Whitebox Mutual Funds	Trustees & Officers
April 30, 2013 (Unaudited)

The business and affairs of the Fund are managed under the direction of its Board. The Board approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, Adviser, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund’s Adviser and administrator.

The name, address, age and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by each Trustee. During the past five years none of the Independent Trustees has served as a director of a public company or mutual fund.

INDEPENDENT TRUSTEES

Name, Address* and Age	Length of Time Served	Position with Trust	Principal Occupation During The Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**

Lee Liberman Otis c/o Whitebox Mutual Funds 3033 Excelsior Boulevard Suite 300 Minneapolis, MN 55416 Age: 56	Since June 2011	Trustee	Since 2007, Senior Vice President and Director, Faculty Division of The Federalist Society. From 2005 to 2007, Associate Deputy Attorney General of U.S. Department of Justice.	3

Joseph M. Barsky III c/o Whitebox Mutual Funds 3033 Excelsior Boulevard Suite 300 Minneapolis, MN 55416 Age: 63	Since June 2011	Trustee	Since October 2011, Executive Vice President of Twele Capital Management. From 2003 to 2011, Program Director of Carlson Funds Enterprise at Carlson School of Management – University of Minnesota.	3

Timothy J. Healy c/o Whitebox Mutual Funds 3033 Excelsior Boulevard Suite 300 Minneapolis, MN 55416 Age: 47	Since June 2011	Trustee	Since 2004, President and Owner of Team Spine (a distributor of medical equipment).	3

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Whitebox Mutual Funds	Trustees & Officers
April 30, 2013 (Unaudited)

INTERESTED TRUSTEE

Name, Address* and Age	Length of Time Served	Position with Trust	Principal Occupation During The Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**

Mark M. Strefling Whitebox Mutual Funds 3033 Excelsior Boulevard Suite 300 Minneapolis, MN 55416 Age: 43	Since June 2011	Chairman; Trustee	General Counsel and Chief Legal Officer of the Adviser since February 2008; Partner of Faegre & Benson LLP, legal counsel to the Adviser and the Trust, since 1999.	3

OFFICERS

Name, Address* and Age	Length of Time Served	Position with Trust	Principal Occupation During The Past Five Years

Bruce W. Nordin 3033 Excelsior Boulevard Suite 300 Minneapolis, MN 55416 Age: 58	Indefinite term; served since 2012	President	Managing Director of special situations and workouts of the Adviser since 2005.

Lucas Foss 1290 Broadway Denver, CO 80203 Age: 35	Indefinite term; served since 2013	Chief Compliance Officer	Deputy Chief Compliance Officer of ALPS Fund Services since 2012. From 2010 to 2012, Compliance Manager at ALPS Fund Services. From 2006 – 2009, Senior Compliance Analyst at ALPS Funds Services.

Clint B. Semm 3033 Excelsior Boulevard Suite 300 Minneapolis, MN 55416 Age: 47	Indefinite term; served since Trust’s inception (2011)	Treasurer	Chief Financial Officer of the Adviser as of 2012. Controller for the Adviser 2001-2012.

Mark M. Strefling Whitebox Mutual Funds 3033 Excelsior Boulevard Suite 300 Minneapolis, MN 55416 Age: 43	Since June 2011	Secretary	General Counsel and Chief Legal Officer of the Adviser since February 2008; Partner of Faegre & Benson LLP, legal counsel to the Adviser and the Trust, since 1999.

Semi-Annual Report | April 30, 2013	69

Whitebox Mutual Funds	Trustees & Officers
April 30, 2013 (Unaudited)

OFFICERS (continued)

Name, Address* and Age	Length of Time Served	Position with Trust	Principal Occupation During The Past Five Years

Matthew L. Thompson 90 South Seventh Street Suite 2200 Minneapolis, MN 55402 Age: 55	Indefinite term; served since Trust’s inception (2011)	Assistant Secretary	Partner of Faegre Baker Daniels LLP, legal counsel to the Adviser and the Trust, since 1995.

*	All communications to Trustees and Officers may be directed to Mark M. Strefling, Trustee and Chairman, Whitebox Mutual Funds, 3033 Excelsior Boulevard, Suite 300, Minneapolis, MN 55416.
**

The Fund Complex for all Trustees consists of Whitebox Tactical Opportunities Fund and the Whitebox Long Short Equity Fund, as well as Whitebox Enhanced Convertible Fund, which has not yet commenced operations.

Additional information about members of the Board of Trustees & Officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-855-296-2866.

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Whitebox Mutual Funds	Glossary
April 30, 2013 (Unaudited)

Barclay’s U.S. Aggregate Bond Index: An unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. One cannot invest directly in an index.

Blue chips: Nationally recognized, well-established and financially sound companies.

Free cash flow: A measure of financial performance calculated as operating cash flow minus capital expenditures.

HFRI EH Index: The Hedge Fund Research Inc. Equity Market Neutral Index, which tracks a large sample of market-neutral equity hedge funds. One cannot invest directly in an index.

Investment grade: A rating that indicates that a municipal or corporate bond has a relatively low risk of default.

Large cap: Refers to companies with a market capitalization of more than $10 billion.

Long-dated bond: Bonds in which revenue is generated over a long period of time.

Merrill Lynch Investment Grade Index: Also called the Bank of America Merrill Lynch US Corporate Master Index (Ticker COAO Index), this index is an unmanaged index comprised of U.S. dollar-denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining to final maturity. One cannot invest directly in an index.

Merrill High Yield Bond Index: Also called the Bank of America Merrill Lynch High Yield Master II Index (Ticker HOAO Index), this index is a commonly used benchmark index for high-yield corporate bonds publicly issued in the U.S. domestic market with at least one year of remaining maturity. One cannot invest directly in an index.

Mid-cap stocks: Stocks from companies with a mid-sized with a market capitalization, typically between $2 billion and $10 billion.

Out-of-the-money puts and calls: A put, which gives the owner the option to sell a particular security at a particular time, is out of the money when that option’s price is lower than the market price of the underlying asset. A call, which gives the owner the option to buy a particular security at a particular time, is out of the money when that option’s price is higher than the market price of the underlying asset.

S&P 500 Index: A capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy based on the changing aggregate market value of these 500 stocks. One cannot invest directly in an index.

Sharpe Ratio: A ratio developed to measure risk-adjusted performance. It subtracts the risk-free rate (generally, the 10-year U.S. Treasury rate) from a portfolio’s rate of return and divides by the standard deviation of the portfolio returns. In general, the higher a portfolio’s Sharpe Ratio, the better its risk-adjusted performance has been.

Short: The sale of a borrowed security, commodity, or currency with the expectation that the asset will fall in value.

Small cap: Refers to companies with a relatively small market capitalization, generally between $300 million and $2 billion.

Semi-Annual Report | April 30, 2013	71

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)    The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)    There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable to semi-annual report.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3) Not applicable.

(b)      The certifications by the registrant’s Principal Executive Officer and Principal Financial Officer, as    required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of    the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WHITEBOX MUTUAL FUNDS

By:	/s/ Bruce W. Nordin
Bruce W. Nordin
President

Date:	July 9, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce W. Nordin
Bruce W. Nordin
President (Principal Executive Officer)

Date:	July 9, 2013

By:	/s/ Clint B. Semm
Clint B. Semm
Treasurer

Date:	July 9, 2013